UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐Definitive Proxy Statement

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PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHX Minerals Inc.

1601 NW Expressway, Suite 1100

Oklahoma City, OK 73118

January 20, 2022

To the Shareholders of PHX Minerals Inc.,

We are pleased to invite you to attend the 2022 Annual Meeting of Shareholders of PHX Minerals Inc. The meeting will begin promptly at 9:00 a.m. Central Standard Time on March 2, 2022 via a live audio-only webcast. Instructions on how to participate in the Annual Meeting are posted at www.proxydocs.com/PHX. In order to attend the Annual Meeting, you must register at www.proxydocs.com/PHX. Only shareholders who held shares at the close of business on the record date, January 4, 2022, may vote at the Annual Meeting, including any adjournment thereof.

We look forward to updating you regarding our accomplishments this last year and our decision to focus on growing our perpetual oil and natural gas mineral ownership through mineral acquisitions and the development of our significant mineral acreage inventory.

The attached Notice of Annual Meeting and the accompanying proxy statement describe the matters to be considered at the Annual Meeting. In addition, management will report on the state of our business, and there will be an opportunity for you to ask questions of our mangement.

Your vote is important. We encourage you to review this proxy statement and to vote promptly so that your shares will be represented at the meeting. On behalf of everyone at PHX Minerals Inc., we want to thank you, our valued shareholders, for your continued support.

Sincerely,

Chad L. Stephens

President and Chief Executive Officer

Notice of Annual Meeting of Shareholders

To be held March 2, 2022

To the Shareholders of PHX Minerals Inc.:

Notice is hereby given that the annual meeting of the shareholders (“Annual Meeting”) of PHX Minerals Inc. (the “Company”) will be held virtually, on Wednesday, March 2, 2022, at 9:00 a.m. Central Standard Time. The virtual meeting can be accessed at www.proxydocs.com/PHX. At the Annual Meeting, we plan to ask you:

1.

To elect the two director nominees named in the accompanying proxy statement to serve on the Company’s Board of Directors until the Company’s 2025 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
3.	To ratify the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022;
4.	To approve the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary; and
5.	To consider and act upon any other matter as may properly come before the meeting or any adjournment or postponement thereof.

We have set the close of business on January 4, 2022 as the record date for the Annual Meeting and only holders of record of the Company’s common stock at such date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. The Annual Meeting will be held in a virtual-only meeting format, via live video webcast, that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give shareholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance shareholder access and encourage participation and communication with our Board of Directors and management. Please note that you will only be able to attend the Annual Meeting by means of remote communication – you will not be able to attend the Annual Meeting if you do not have Internet access. There will not be a physical meeting location. You or your proxyholder will be able to attend the Annual Meeting online, examine a list of our shareholders of record, and submit your questions and vote your shares electronically by visiting www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register and provide the Control Number as described in the Notice of Internet Availability of Proxy Materials and proxy card. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would have at an in-person meeting.

The Annual Meeting webcast will begin promptly at 9:00 a.m. Central Standard Time, on March 2, 2022. Online access to the virtual meeting website will begin at 8:45 a.m. Central Standard Time, and we encourage you to access the Annual Meeting prior to the start time.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of this proxy statement, a proxy card and our 2021 annual report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to vote. All shareholders who do not receive a Notice should receive a paper copy of the proxy materials by mail. We believe that the Notice process allows us to provide our shareholders with information in a timelier manner, reduces our printing and mailing costs, and helps to conserve resources. The Company anticipates the Notice will be mailed to shareholders on or about January 20, 2022.

Whether you plan to attend the Annual Meeting or not, we encourage you to vote by following the instructions on the Notice or, if you received a paper copy of the proxy card, by signing and returning it in the postage-paid envelope. Voting by proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the Notice or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

We thank you for your continued support and look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

Ralph D’Amico, Secretary

Oklahoma City, Oklahoma

January 20, 2022

YOUR VOTE IS IMPORTANT.

YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE EVEN IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY INTERNET OR TELEPHONE USING THE INSTRUCTIONS ON THE NOTICE, OR BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on March 2, 2022. This proxy statement, form of proxy card and the Company’s 2021 Annual Report to Shareholders are available at the following website: www.proxydocs.com/PHX or by writing to the Company at the address above. The Annual Report contains the financial documents of the Company.

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Proxy Statement Summary

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This summary does not contain all of the information you should consider, and you should carefully read the Proxy Statement in its entirety before voting. Additional information regarding the Company and its performance in fiscal year 2021 can be found in our Annual Report on Form 10-K for the year ended September 30, 2021.

2022 ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	March 2, 2022, at 9:00 a.m., Central Standard Time
Location:	Virtual access at www.proxydocs.com/PHX
Record Date:	January 4, 2022
Shareholders Entitled to Vote:

Holders of our Class A Common Stock, par value $0.01666 per share (“Common Stock”), as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote by proxy or in person at the Annual Meeting.

PROPOSALS AND BOARD RECOMMENDATIONS
	Proposal	Board Recommendation
No. 1	Election of two directors to serve on the Company’s board of directors for three-year terms ending at the Company’s annual meeting in 2025.	FOR each nominee
No. 2	Advisory vote to approve the compensation of the Company’s named executive officers.	FOR
No. 3	Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.	FOR
No. 4	Approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.	FOR

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QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our shareholders will act upon the matters outlined in the Notice of Annual Meeting, including (1) the election of two director nominees to serve on our board of directors (the “Board”) for three-year terms ending at the Annual Meeting in 2025 (this proposal is referred to as the “Election of Directors”); (2) a non-binding, advisory vote to approve the compensation of our named executive officers (this proposal is referred to as “Executive Compensation”); (3) the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 (this proposal is referred to as “Ratification of Accounting Firm”); (4) the approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary (this proposal is referred to as “Reincorporation Merger”); and (5) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof. Additionally, management will report on our performance during the last fiscal year and respond to questions from our shareholders.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC requires that we make available to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote and provides you with information on such matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Annual Meeting.

How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Annual Meeting over the Internet. The proxy materials for the meeting are available at www.proxydocs.com/PHX. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2021 annual report, by calling 1-866-648-8133 or e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line.

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Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the Annual Meeting materials. You also may request paper copies when prompted at www.investorelections.com/PHX.

Can I choose the method in which I receive future proxy materials?

Below are descriptions of the methods in which shareholders of record may receive future proxy materials or notice thereof:

•Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most shareholders.

•Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-866-648-8133, or by e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the Annual Meeting materials. If you are voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for paper copies by mail after you vote.

•E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please log in to www.proxydocs.com/PHX to enroll or, if voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for electronic delivery.

If you are a beneficial owner, you should consult the directions provided by your broker, bank, or other nominee with respect to how you receive your proxy materials and how to vote your shares.

Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote. You may vote by Internet or telephone using the instructions on the Notice, or by marking, signing and dating the enclosed proxy card and mailing it promptly in the postage-paid envelope, provided you received a paper copy of the proxy card.

What is “householding”?

The SEC permits companies and intermediaries (such as brokers, banks and other nominees) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to those shareholders. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of our Notice or paper copies of our proxy statement, proxy card and annual report (the “Proxy Materials”) mailed to you or you would like to opt out of this practice for future mailings, please submit your request in writing to Computershare, P.O. Box 505000, Louisville, KY 40233-5000, or by telephone by calling 1-800-884-4225, and we will promptly deliver such additional materials to you. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at: www.proxydocs.com/PHX.

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What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one copy of the Notice and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Annual Meeting.

Who is entitled to notice of, and to vote at, the Annual Meeting?

Governing laws and our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Annual Meeting, and any continuations, adjournments or postponements thereof.

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on January 4, 2022 (the “Record Date”).

As of the Record Date, we had 34,480,893 shares of Common Stock outstanding. All holders of Common Stock of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments or postponements.

A list of all shareholders of record entitled to vote at our Annual Meeting will be available for examination at least 10 days prior to the Annual Meeting at our principal office located at 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118, during normal business hours, and will be available for inspection at the Annual Meeting.

How do I attend and participate in the Annual Meeting?

Attendance at the Annual Meeting is limited to shareholders as of the Record Date. Shareholders can register to attend the Annual Meeting by visiting www.proxydocs.com/PHX. The Annual Meeting will begin promptly at 9:00 a.m. Central Standard Time. We encourage you to allow ample time for online check-in, which will open at 8:45 a.m. Central Standard Time. If you plan to participate, submit questions or vote during the virtual Annual Meeting, you will need the Control Number included in the Notice or proxy card.

How can I request technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page at www.proxydocs.com/PHX.

Will I be able to ask questions during the Annual Meeting?

Shareholders will be able to transmit questions through www.proxydocs.com/PHX. Only shareholders with a valid Control Number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

What is a quorum?

A quorum is the presence, in person or by proxy, of a majority of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting for the purpose of determining a quorum.

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What are the voting rights of our shareholders?

Each record holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting.

What is the difference between a shareholder of record and a “street name” holder?

Most shareholders hold their shares in “street name” through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

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Shareholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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Street Name Shareholder. If your shares are held in a stock brokerage account or by a bank, fiduciary or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, bank or other nominee is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. If you hold your shares in “street name,” follow the voting instructions provided by your broker, bank or other nominee to vote your shares. Since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares.

How do I vote my shares?

Shareholders of Record: Shareholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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By Proxy. You may give us your proxy by calling the toll-free telephone number or using the Internet as further described on the Notice. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you received a paper proxy card, you may give us your proxy by completing the proxy card and returning it to us in the U.S. postage-prepaid envelope accompanying the proxy card.

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To Vote During the Annual Meeting. You must do so through www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register and provide the Control Number as described in the Notice and proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Street Name Shareholders: Street name shareholders may vote their shares or direct their broker, bank or other nominee to vote their shares by one of the following methods:

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By Voting Instruction Card. If you hold your shares in street name, your broker, bank or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares. The availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

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To Vote During the Annual Meeting with a Proxy from the Record Holder. You may vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the instruction card or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

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If you are a shareholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit.

Can I revoke my proxy or change my vote?

Yes. If you are a shareholder of record, you can revoke your proxy at any time before it is voted at the Annual Meeting by doing one of the following:

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submitting written notice of revocation stating that you would like to revoke your proxy to PHX Minerals Inc., Attention: Chad True, 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma, 73118, which must be received prior to the Annual Meeting;

•	using the same method (by telephone, Internet or mail) that you first used to vote your shares, in which case the later submitted proxy will be recorded and the earlier proxy revoked; or

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during the Annual Meeting, notifying the inspector of election that you wish to revoke your proxy and voting your shares during the Annual Meeting. Attendance at the Annual Meeting without submitting a ballot to vote your shares will not revoke or change your vote.

If you are a beneficial or street name shareholder, you should follow the directions provided by your broker, bank or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee as described in “How do I vote my shares?” above.

What are abstentions and broker non-votes?

An abstention occurs when the beneficial owner of shares, or a broker, bank or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the Annual Meeting but fails to vote or voluntarily withholds its vote for any of the matters upon which the shareholders are voting.

Broker “non-votes” are shares held by brokers, banks or other nominees over which the broker, bank or other nominee lacks discretionary power to vote (such as for the election of directors) and for which the broker or nominee has not received specific voting instructions from the beneficial owner. If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (NYSE). There are non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker or other nominee should vote your shares, then such broker, bank or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they are not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), Proposal 2 (Executive Compensation) and Proposal 4 (Reincorporation Merger), and your shares will be considered broker non-votes with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will have discretionary authority to vote your shares with respect to Proposal 3 (Ratification of Accounting Firm).

What vote is required for the proposals to be approved?

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Proposal 1 (Election of Directors): To be elected, for an uncontested election, each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our Common Stock at the Annual Meeting. Votes may be cast “For” or “Against” the election of each nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal 2 (Executive Compensation): To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This non-binding advisory vote will be approved if it receives the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

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Proposal 3 (Ratification of Accounting Firm): Ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022 requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” approval. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, there will be no broker non-votes for this proposal.

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Proposal 4 (Reincorporation Merger): The approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary (as described herein) requires the affirmative vote of a majority of shares of Common Stock outstanding as of the Record Date. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

How does the Board recommend that I vote?

Our Board recommends a vote:

•	FOR each of the nominees for director;

•	FOR the non-binding, advisory approval of named executive officer compensation;

•	FOR the ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022; and

•	FOR the approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.

What happens if I provide my signed proxy but do not specify how I want my shares to be voted, or if additional proposals are presented at the Annual Meeting?

If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows:

Proposal 1. FOR the election of each director nominee;

Proposal 2. FOR the approval, on an advisory basis, of the compensation of our named executive officers;

Proposal 3. FOR the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022; and

Proposal 4. FOR the approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.

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Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted as the Board may recommend.

Who will bear the cost of soliciting votes for the Annual Meeting?

The cost of soliciting proxies for the Annual Meeting will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks or other nominees to send Proxy Materials to beneficial owners. The Company will reimburse these institutions for their reasonable costs in forwarding solicitation materials to such beneficial owners. The Company may engage third-party solicitors to solicit proxies for the Annual Meeting.

May I propose actions for consideration at the 2023 annual meeting of shareholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future shareholder meetings, including director nominations. Please read the “Shareholder Proposals” section of this proxy statement for information regarding the submission of shareholder proposals and director nominations for consideration at the Company’s 2023 annual meeting of shareholders.

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Proposal No. 1

Election of Two Directors for Three-Year Terms Ending at the Annual Meeting in 2025

Directors

The current directors of the Company and their current Board Committee memberships are as follows:

		Positions/Offices Presently	Served As	Present
Name	Age	Held with the Company	Director Since	Term Ends
Mark T. Behrman (1)(3)	59	Director, Non-Executive Chairman of the Board	2017	2022(4)
Glen A. Brown (1)(2)	65	Director	2021	2024
Lee M. Canaan (1)(3)	65	Director	2015	2024
Peter B. Delaney (2)(3)	68	Director	2018	2024
Christopher T. Fraser (1)(2)	63	Director	2019	2022
John H. Pinkerton (2)(3)	67	Director	2021	2022
Chad L. Stephens	66	Director, Chief Executive Officer	2017	2023
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance and Sustainability Committee.
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Effective as of the Annual Meeting, the Board reclassified Mr. Behrman from the class with a term ending in 2023 to the class with a term ending in 2022, replacing the directorship held by Mr. Fraser, who has determined not to stand for re-election at the Annual Meeting.  As a result of such reclassification, Mr. Behrman’s prior directorship with a term ending in 2023 has become vacant.

Our Bylaws state that the Board shall be comprised of not less than five members with the exact number determined by resolution of the Board adopted by a vote of two-thirds (2/3) of the Board or at an annual or special meeting of the shareholders by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the shares of outstanding Common Stocked entitled to vote. The Board has set the current size of the Board at seven members. The Board is divided into three classes. At each annual shareholders’ meeting, the term of one class expires. Directors in each class ordinarily serve three-year terms, or until the director’s retirement or until his or her successor is elected and qualified.

The Board believes it is in the Company’s best interest to continue to have a classified board structure, with three-year terms for its directors, due to the uniqueness of the Company’s assets and strategies. The Company’s focus on ownership of perpetual fee mineral acres requires business strategies that are more long-term oriented as compared to more traditional oil and gas exploration and production companies. We believe that this requires the Company’s directors to have a long-term outlook and understanding rather than a focus on short-term results. This focus on long-term results will serve the Company well and create value for our shareholders.

Christopher T. Fraser, whose term expires at the Annual Meeting, has determined not to stand for re-election at the Annual Meeting.  On December 12, 2021, the Board voted to reclassify Mark T. Behrman, effective as of the Annual Meeting, from the class with a term ending at the 2023 annual meeting to the class with a term ending this Annual Meeting.  As a result of the reclassification, if all nominees are elected for director, then after this Annual Meeting, the Board will consist of two directorships with a term ending in 2023, three directorships with a term ending in 2024 and two directorships with a term ending in 2025.  However, as a result of Mr. Behrman’s reclassification, one of the directorships with a term ending in 2023 will be vacant and will remain vacant until filled.  Our Bylaws provide that vacancies in the Board may be filled by the Board, and directors so chosen shall hold office until the next annual election of the class for which each such director has been chosen by the Board and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

Our Governance and Sustainability Committee is engaged in the process of finding a qualified candidate to fill the vacancy on the Board resulting from Mr. Fraser’s decision not to stand for re-election and the reclassification of Mr. Behrman. Although any such candidate will not be included in this proxy statement, it is possible that, before the 2023 annual meeting, a candidate could be appointed by the Board to fill the vacancy, to serve as a director of the Company with a term expiring at the 2023 annual meeting.

Based on the recommendations from the Governance and Sustainability Committee, our Board has nominated two continuing directors, Mark T. Behrman and John H. Pinkerton, to stand for election to the Board at

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the Annual Meeting, each to serve a three-year term expiring at the 2025 annual meeting or until the election and qualification of their respective successors or until their earlier death, retirement, resignation or removal.

Mr. Behrman and Mr. Pinkerton were recommended as nominees for election by the Governance and Sustainability Committee and approved by the Board. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve on the Board if elected. However, if any nominee should be unable for any reason to accept nomination or election, it is the intention of the persons named in the proxy to vote such proxies for the election of such other person or persons as the Board may recommend.

Directors Nominated for Election at the Annual Meeting

Below is information about our nominees for election to the Board for three-year terms ending at the Company’s annual meeting in 2025. The biographical information reflects the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should stand for election to the Board.

Mark T. Behrman, 59, has been with LSB Industries, Inc. (“LSB”), Oklahoma City, (a publicly traded manufacturer and marketer of chemical products for the agricultural, mining and industrial markets) since 2014. Mr. Behrman currently serves as LSB’s President and Chief Executive Officer, a position he has held since December 30, 2018. Mr. Behrman joined LSB as the Senior Vice President of Corporate Development and served in that capacity until June 2015 and served as the Company’s Executive Vice President – Chief Financial Officer from June 2015 through December 2018. Prior to LSB, Mr. Behrman was Managing Director, Head of Investment Banking and Head of the Industrial and Energy Practices of Sterne Agee, Inc., New York, NY from 2007 to 2014. Mr. Behrman has over 35 years of operational, financial, executive management, and investment banking experience.

Mr. Behrman has served on the Board since 2017 and also has served on the board of directors of the following publicly held companies: Noble International Ltd., Warren, MI, (a supplier to the automotive industry) from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation, Bloomfield Hills, MI, (a special purpose acquisition corporation) from 2005 to 2007; Robocom Systems International, Massapequa, NY, (a developer and marketer of advanced warehouse management software solutions) from 1998 to 2000; and LSB Industries, Inc., Oklahoma City, OK. Mr. Behrman holds an MBA in Finance degree from Hofstra University and a Bachelor of Science degree in Accounting, Minor in Finance from Binghamton University.

Mr. Behrman’s qualifications to serve on the Board include his executive management and operational experience, his extensive investment banking experience, his experience in accounting and finance, including as Chief Financial Officer of LSB Industries, his co-founding and management of several diverse businesses and his previous experience as a director of several public companies.

John H. Pinkerton, 67, has served on the Board since February 1, 2021. Mr. Pinkerton has had a long and distinguished career in the oil and gas industry, including serving at Range Resources Corporation (NYSE: RRC), a petroleum and natural gas exploration and production company, as President in 1990 and as Chief Executive Officer from 1992 until 2012. During his 27-year tenure, Range Resources grew from its small cap origins to be a $13 billion enterprise with a preeminent position in the Marcellus Shale. As CEO of Range Resources, Mr. Pinkerton established the technical expertise to enable a drilling-led strategy complemented by bolt-on acquisitions where synergies would enhance growth. Prior to joining Range Resources, Mr. Pinkerton served in various capacities at Snyder Oil Corporation for 12 years, including the position of Senior Vice President.

Mr. Pinkerton began serving as a director of Range Resources in 1988 and was chairman of its board of directors from 2008 until his retirement as a director in January 2015. Since 2017, Mr. Pinkerton has served as Executive Chairman and is Chairman of the Board of Directors of Encino Energy, LLC, a Houston based private oil and gas company. Mr. Pinkerton is also a director of EP Energy Corporation where he has served since October 2020. Mr. Pinkerton received his Bachelor of Arts degree in Business Administration from Texas Christian University, where he now serves on the board of trustees, and a Master’s degree from the University of Texas at Arlington. He has represented the industry in policy matters, serving on the executive committee of America’s Natural Gas Alliance.  Mr. Pinkerton’s qualifications to serve on the Board include his widespread skills in the management, acquisition and divestiture of oil and gas properties, including related corporate financing activities, hedging, risk analysis and the evaluation of drilling programs.

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To elect a nominee for director, a majority of the votes cast on Proposal No. 1 with respect to such nominee must vote “FOR” such nominee.

BOARD RECOMMENDATION

The Board of Directors Recommends Shareholders Vote “FOR” each of the Director Nominees Named in this Proxy Statement.

Directors Continuing in Office

Below is information about our continuing directors whose terms of office do not expire at the Annual Meeting. These individuals are not standing for re-election at this time:

Director Whose Term Ends at the 2023 Annual Meeting

Chad L. Stephens, 66, was appointed Chief Executive Officer of the Company on January 16, 2020. Prior to his appointment as Chief Executive Officer, Mr. Stephens served as the Interim Chief Executive Officer of the Company, a position he was appointed to in August 2019. Mr. Stephens previously served as Senior Vice President – Corporate Development of Range Resources Corporation (“Range”), a position he held from 2002 until his retirement effective December 31, 2018. Mr. Stephens joined Range in 1990 as Senior Vice President – Southwest. While at Range, he was responsible for the origination, valuation and acquisition or divestiture of over $6.0 billion of oil and gas producing properties. Mr. Stephens served on Range’s internal hedging committee and was responsible for the oversight of all gas, oil and NGL marketing and sales. Mr. Stephens holds a Bachelor of Arts degree in Finance and Land Management from the University of Texas. He was appointed to the Board in 2017 and previously served as its Lead Independent Director.

Mr. Stephens’ qualifications to serve on the Board include his 40 years of oil and gas experience, having served 28 years in various senior management roles with Range, including significant experience with mergers and acquisitions, land and risk management, midstream logistics and commodity sales.

Directors Whose Terms End at the 2024 Annual Meeting

Lee M. Canaan, 65, is the founder and portfolio manager of Braeburn Capital Partners, LLC (a private investment management firm), established in 2003 in Bloomfield Hills, MI. Ms. Canaan has over 35 years of oil and gas and investment management experience, starting her career as an Exploration Geophysicist at Amoco Production Company in Houston, TX, then ARCO in Los Angeles, CA, and AIM/Invesco in Houston, TX. She was elected to the Board in 2015.

Ms. Canaan currently serves on the board of EQT Corporation, Pittsburgh, PA, (natural gas production company operating exclusively in the Appalachian Basin of the U.S.), ROC Energy Acquisition Corporation (a special purpose acquisition corporation looking to acquire non-operated exploration and production working interest properties) and Aethon Energy, LLC, Dallas, TX (private exploration and production company with main operations in East Texas and western Louisiana). She has also served on the board of directors of the following publicly held companies: Noble International Ltd., Warren, MI, (a supplier to the automotive industry) from 2000 to 2004, where she served as the Compensation Committee Chairman from 2002 to 2004; Oakmont Acquisition Corporation, Bloomfield Hills, MI, (a special purpose acquisition corporation) from 2005 to 2007; Equal Energy Ltd., Oklahoma City, OK, (oil and gas exploration and production) from 2013 until its sale in 2014; and Rock Creek Pharmaceuticals, Sarasota, FL, (pharmaceutical research and development) from 2014 to 2016, where she also served as the chairman of the Audit and Nominating and Corporate Governance committees. She also served on the board of Philadelphia Energy Solutions, LLC, Philadelphia, PA(a private downstream energy company and the largest crude oil refining complex on the East Coast of the U.S.), from 2018 to 2020. She holds a bachelor’s degree in Geological Sciences from the University of Southern California, a master’s degree in Geophysics from the University of Texas at Austin, and an MBA degree in Finance from The Wharton School of the University of Pennsylvania. She is also a Chartered Financial Analyst.

Ms. Canaan’s qualifications to serve on the Board include her corporate finance, capital markets and merger and acquisition experience; her scientific background in geology and geophysics; her oil and gas exploration

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knowledge of North American basins; and her experience serving as a director of several public and private companies.

Peter B. Delaney, 68, is currently a principal with Tequesta Capital Partners, an entity that provides funding for various real estate and other ventures. He has held this position since 2016. Mr. Delaney was previously the Chairman and Chief Executive Officer of OGE Energy Corporation (“OGE Energy”) from 2007 to 2015. OGE Energy is a NYSE listed company and the parent company of OG&E, an electric utility provider, and owned a 50% interest in the General Partner of Enable Midstream Partners (NYSE: ENBL). Mr. Delaney was elected President of OGE Energy and as a member of its Board in 2007. Mr. Delaney retired as Chief Executive Officer of OGE Energy in May 2015 to step in as the Interim Chief Executive Officer of Enable Midstream Partners, a position he held until December 2015. From 2002 to 2013, Mr. Delaney also served as Chief Executive Officer of Enogex, an OGE Energy subsidiary, involved in natural gas midstream services, and one of the predecessor companies to Enable Midstream Partners.

During his tenure as Chief Executive Officer, OG&E received numerous industry awards, among them the 2012 Utility of the Year and the 2013 Edison Award, the industry’s highest honor. Mr. Delaney previously completed a 16-year investment banking career on Wall Street, specializing in corporate finance and in providing other advisory services to electric utilities and other energy companies. In addition to extensive capital markets experience, he provided advisory services in tender offer defenses and mergers and acquisitions.

Mr. Delaney was elected to the Company’s Board in 2018. He has also served on the Board of Directors of the following companies: OGE Energy (Chairman) from 2007 to 2015; Enable Midstream Partners (Chairman) from 2013 to 2017: the Federal Reserve Bank of Kansas City from 2012 to 2017; and the Oklahoma City Boathouse Foundation (US Olympic and Paralympic Training Site) (Chairman) from 2007 to 2018. He currently serves on the Board of Directors of Integris Health System (comprised of hospitals and health providers throughout Oklahoma) (chairman) since 2009; and Cabot Oil and Gas for a 3-year period ending October 4, 2021 upon the closing of the merger with Cimarex Energy Co.

Mr. Delaney’s qualifications to serve on the Board include his extensive management experience in the energy industry, extensive investment banking experience, financial expertise and his record of service on the board of directors of public and non-public companies. His management experience in the natural gas midstream sector provides him with a sound knowledge base and perspective on issues affecting the energy business.

Glen A. Brown, 65, has broad oil and gas experience both as a senior executive and as an independent explorationist. Mr. Brown served as the Senior Vice President of Exploration for Continental Resources (“Continental”) from 2015 to 2017. He joined Continental in 2012 as Manager of New Ventures and in 2013 was named Vice President of Geology. During his career at Continental, he managed annual budgets of $2 to $4 billion with active leasing, drilling and completion programs. Prior to joining Continental, he was an independent owner of NE LLC from 2003 to 2012, which developed projects that resulted in over 200 wells being drilled and completed with 12 different operators. From 1991 to 2003, he served as an Exploration Manager for EOG Resources-Midcontinent Division where he was responsible for various drilling programs and numerous field discoveries. From 1985 to 1991, Mr. Brown held middle management positions with TXO Production Company in Oklahoma City and Midland Texas. From 1982 to 1985 he began his career as an Exploration Geologist with Marshall R. Young oil company in Oklahoma City. He holds a bachelor’s degree in Geology from State University of New York at Plattsburgh and a master’s degree in Geology from New Mexico State University in Las Cruces.

Mr. Brown’s qualifications to serve on the Board include his 39 years of oil and gas experience identifying acquisition and divestiture targets and assessing risks of projects, his extensive knowledge of prospect economics and of horizontal drilling and completions in unconventional resource plays, and his 32 years in various management roles.

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CORPORATE GOVERNANCE AND OUR BOARD

Our Board

Board Leadership Structure and Non-Executive Chairman of the Board

The Company established the position of Non-Executive Chairman of the Board effective August 3, 2021, which replaced the role of Lead Independent Director. It is the policy of the Company that a Non-Executive Chairman of the Board shall be elected annually to preside over meetings of the Board and executive sessions of the Company’s independent directors, to facilitate information flow and communication between the directors and the Chief Executive Officer and to perform such other duties specified by the Board and outlined in the Charter of the Non-Executive Chairman of the Board. The Non-Executive Chairman of the Board determines the agenda and presides at all Board meetings and all executive sessions of non-employee directors. The Non-Executive Chairman of the Board also performs other duties that the Board may from time-to-time delegate to assist the Board in the fulfillment of its responsibilities.

Effective August 26, 2019, Mark T. Behrman was named Lead Independent Director by the Board and was reaffirmed as the Non-Executive Chairman of the Board at the December 7, 2021 Governance and Sustainability Committee meeting.

The Board adopted a “Non-Executive Chairman of the Board Guidelines” which can be viewed at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the “Investors” tab.

Board Independence

Our Board annually determines the independence of each director and nominee for election as a director based on a review of the information provided by the directors and nominees. The Board makes these determinations under the independence standards set forth in the NYSE Listed Company Manual, applicable SEC rules and our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines can be viewed at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the “Investors” tab.

As a result of its annual evaluation, the Board affirmatively determined by resolution that each of the Company’s current non-employee directors is independent under the listing standards of the NYSE, the requirements of the SEC and our Corporate Governance Guidelines. The Board has determined that each of the following non-employee directors is independent and has no material relationship with the Company that could impair such director’s independence: Mark T. Behrman; Glen A. Brown; Lee M. Canaan; Peter B. Delaney; Christopher T. Fraser (not standing for re-election); and John H. Pinkerton.

Chad L. Stephens is not independent based on his service as the Company’s Chief Executive Officer. Mr. Stephens is the only director who is an officer or employee of the Company, and he does not currently serve on any Board committee.

Meetings and Committees of the Board of Directors

During the fiscal year ended September 30, 2021 (“fiscal 2021”), the Board held 12 meetings. At each meeting, a quorum of directors was present. The non-employee directors held executive sessions at each regularly scheduled Board meeting without management present.

Pursuant to the Corporate Governance Guidelines, the Company expects all of its directors to attend regularly scheduled Board and committee meetings and the annual meeting of shareholders. During fiscal 2021, each director attended at least 75% of the meetings of the Board and each of the Board committees on which he or she served. All of the then-current directors attended the Company’s 2021 annual meeting.

Each year, the Board conducts a formal evaluation of its performance. Additionally, each Board committee conducts a formal evaluation of such committee’s performance. The Board and Board committee evaluations address, among other matters, the qualifications and performance of individual directors, overall Board or committee dynamics, the quality of information received from management, the appropriateness of matters reviewed and the quality of Board or committee deliberations. The results of these evaluations are discussed with the chairs of the

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relevant committees, the Non-Executive Chairman of the Board, or the full Board in executive session, as appropriate.

Board Committees

The independent members of the Board are elected to serve on various Board committees. The Board presently has three standing committees: the Audit Committee, the Compensation Committee, and the Governance and Sustainability Committee. Each committee operates under a charter that has been approved by the Board, and the chair of each committee reports to the Board on actions taken at each committee meeting.

Audit Committee

The Audit Committee is currently comprised of Mark T. Behrman (chair), Glen A. Brown, Lee M. Canaan and Christopher T. Fraser. The Board has determined that each member of the Audit Committee during fiscal 2021 met all applicable independence requirements during such member’s service on the committee and the financial literacy requirements of the SEC and the NYSE. Mark T. Behrman, Glen A. Brown, Lee M. Canaan and Christopher T. Fraser have been determined by the Board to each meet the “audit committee financial expert” requirements of the SEC.

The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its oversight responsibility to the Company’s shareholders, potential shareholders, the investment community and others, relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditors’ qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of the Audit Committee’s activities to the Board. While the Audit Committee has the responsibilities and powers set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. For additional information regarding the functions performed by the Audit Committee, see “Report of the Audit Committee.”

The Audit Committee met four times during fiscal 2021. The Audit Committee Charter, as amended in December 2017, is available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the Investors tab.

Compensation Committee

The Compensation Committee is currently comprised of Peter B. Delaney (chair), Glen A. Brown, Christopher T. Fraser and John H. Pinkerton. Messrs. Delaney and Fraser served on the Compensation Committee during the entire fiscal 2021. Mr. Pinkerton joined the Compensation Committee effective February 1, 2021, and Mr. Brown joined the Compensation Committee effective March 2, 2021. Each member of the Compensation Committee during fiscal 2021 met the applicable independence requirements during his service on the Compensation Committee, including the enhanced independence standards of the NYSE, and qualifies as a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation, employee benefits and incentive programs of the Company. The Compensation Committee has the overall responsibility of approving and evaluating executive officer compensation, retirement plans, policies and programs of the Company, and the compensation of directors. The Compensation Committee’s function includes reviewing officer performance and recommending to the Board compensation amounts for executive officers and directors. The Compensation Committee also oversees the administration of the Company’s 401(k) Plan. For additional information regarding the Compensation Committee, please see the Compensation Committee Charter and the “Compensation Discussion and Analysis” section of this proxy statement.

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The Compensation Committee met nine times during fiscal 2021. The Compensation Committee Charter, as amended in December 2016, is available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the Investors tab.

Governance and Sustainability Committee

The Corporate Governance and Nominating Committee was renamed the Governance and Sustainability Committee by the Board in December 2021.  The Governance and Sustainability Committee is currently comprised of Lee M. Canaan (chair), Mark T. Behrman, Peter B. Delaney and John H. Pinkerton. Ms. Canaan and Messrs. Behrman and Delaney served on the Governance and Sustainability Committee (including the predecessor Corporate Governance and Nominating Committee) during the entire fiscal 2021. Mr. Pinkerton joined the Governance and Sustainability Committee (in the predecessor form of the Corporate Governance and Nominating Committee) effective February 1, 2021. The Board determined that each member of the Governance and Sustainability Committee during fiscal 2021 met the applicable independence requirements.

Role of Governance and Sustainability Committee

The purpose of the Governance and Sustainability Committee is to assist the Board with the management of its corporate governance, nominating and sustainability duties and responsibilities. Functions of the Governance and Sustainability Committee include: searching for, identifying and screening individuals qualified to become members of the Board; recommending to the Board when new members should be added to the Board; recommending to the Board individuals to fill vacant Board positions; recommending to the Board nominees for election as directors at the annual meeting; and recommending the committee structure of the Board and the directors who will serve as members and chairs of each committee. If a vacancy on the Board exists that will not be filled by an incumbent director, the Governance and Sustainability Committee identifies prospective nominees from several sources, including through the Board’s and management’s business and industry contacts and through shareholder recommendations. Currently, the Company does not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees.

The Governance and Sustainability Committee is also responsible for overseeing and evaluating compliance by the Board and management with the Company’s corporate governance principles and its Code of Ethics and Business Practices. The Governance and Sustainability Committee reviews periodically the corporate governance policies and principles of the Company, and oversees the creation and implementation of policies and procedures appropriate for the Company related to the environment, sustainable development, and corporate responsibility.

Diversity

Although the Governance and Sustainability Committee does not have a formal policy with respect to diversity when considering potential nominees for Board membership, the Governance and Sustainability Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board’s effectiveness at the time the consideration is made. When considering potential nominees for Board membership, the Governance and Sustainability Committee considers, among other things, the candidate’s character, wisdom, judgment, acumen, diversity, skills, financial literacy, experience and understanding of and involvement in the oil and gas industry. The committee also considers a potential nominee’s availability to devote the time and effort necessary to fulfill his or her responsibilities in the context of the needs of the Company and the Board. Our Bylaws generally provide that a person may not stand for election or re-election as a director after attaining the age of 70.

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Shareholder Nominees

The Governance and Sustainability Committee will consider nominees proposed by shareholders of the Company if the requirements set forth in the Company’s Bylaws are satisfied. Nominations from our shareholders must include sufficient biographical information for the Governance and Sustainability Committee to appropriately assess the proposed nominee’s background and qualifications. To propose a prospective nominee for consideration by the Governance and Sustainability Committee, shareholders must submit the proposal in writing to PHX Minerals Inc., Attention: Secretary, 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118. Any such submission must be accompanied by the proposed nominee’s written consent to being named as a nominee and to serve as a director, if elected. Whether recommended by a shareholder or through the activities of the Governance and Sustainability Committee, the Governance and Sustainability Committee seeks to select candidates who have distinguished records and who will make significant contributions to the Board and the Company. There are no differences in the manner in which the Governance and Sustainability Committee evaluates nominees for director based on whether a nominee was recommended by the incumbent directors or by a shareholder. For additional information, please see our Bylaws and the “Shareholder Proposals” section of this proxy statement.

The Governance and Sustainability Committee met three times during fiscal 2021. The Governance and Sustainability Committee Charter, as adopted in December 2021, and the Code of Ethics and Business Practices are available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the Investors tab.

Board Role in Risk Oversight

Management is responsible for day-to-day risk assessment and mitigation activities. The Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy, its degree of tolerance for risk and oversight of the steps management is taking to manage the Company’s risk. This process is designed to provide to the Board timely visibility needed for the identification, assessment and management of critical risks. The Audit Committee assists the Board by annually reviewing and discussing with management this process and its functionality. The areas of critical risk for the Company include information technology, strategic, operational, compliance, environmental and financial risks. The Board, or the Audit Committee, receives information regarding areas of risk and potential risk exposure through updates from the appropriate members of management to enable the Board to understand and monitor the Company’s risk management process. Information brought to the attention of the Audit Committee is appropriately shared with the Board.

Compensation of Directors

The compensation of our non-employee directors is reviewed by the Compensation Committee and is approved by the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. We consider the responsibilities of our non-employee directors and the amount of time such directors spend fulfilling their responsibilities and duties as a director in determining their compensation.

The following summary includes information regarding the compensation earned by our non-employee directors during fiscal 2021 for service on our Board and Board committees.

Cash Annual Retainers

For fiscal 2021, each of our non-employee directors received an annual retainer of $45,000, which has been pro-rated for the directors that served a partial year. We also reimburse our non-employee directors for out-of-pocket travel expenses incurred in connection with attending Board and committee meetings.  The Non-Executive Chairman of the Board received an additional annual retainer of $15,000 and the chairs of the Audit Committee, the Compensation Committee, and the Governance and Sustainability Committee received additional annual retainers of $12,000, $9,000 and $9,000, respectively. The annual retainers were paid in equal installments on December 31, 2020, and March 31, June 30 and September 30, 2021. The first retainer installment for fiscal year 2022 was paid on the same basis on December 31, 2021.

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The Company’s retainer and fee structure for non-employee directors was guided by a study conducted by Longnecker & Associates, Houston, Texas (“Longnecker”), an independent compensation consultant previously retained by the Compensation Committee to review the Company’s Board and executive compensation levels.  The Compensation Committee currently retains Meridian Compensation Partners (“Meridian”) as an independent compensation consultant.

Equity Incentive Plans for Non-Employee Directors

The Company’s Deferred Compensation Plan for Non-Employee Directors (the “Directors’ Deferred Compensation Plan”), the Company’s Amended 2010 Restricted Stock Plan (the “Restricted Stock Plan”), and the Company’s 2021 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) serve as the equity incentive plans for the Company’s non-employee directors.

Deferred Compensation Plan for Non-Employee Directors

Annually, non-employee directors may elect to be included in the Directors’ Deferred Compensation Plan. The Directors’ Deferred Compensation Plan provides that each non-employee director may individually elect to be credited with future unissued shares of Common Stock rather than cash for all or a portion of the director’s annual retainers, and may elect to receive shares, if and when issued, over annual time periods up to ten years. These unissued shares of Common Stock are recorded to each director’s deferred compensation account at the closing market price of the shares on the payment dates of the annual retainers. Dividends are credited to each deferred account on the record date of each declared dividend. Upon a director’s retirement, resignation, termination, death or a change-in-control of the Company, the unissued shares of Common Stock recorded for such director under the Directors’ Deferred Compensation Plan will be issued to the director. In the case of a change-in-control of the Company, all shares in the deferred accounts will be issued in a single lump sum to the appropriate directors at the closing of the event triggering such change-in-control. The promise to issue such shares in the future is an unsecured obligation of the Company. The following directors participated in the Directors’ Deferred Compensation Plan in fiscal 2021: Mark T. Behrman, Glen A. Brown, Peter B. Delaney, Christopher T. Fraser and John H. Pinkerton.

Restricted Stock Plan

The Company’s independent directors are eligible to participate in the Company’s Restricted Stock Plan. Based in part on a recommendation from Longnecker, the Board proposed, and the Company’s shareholders approved, an amendment to the Restricted Stock Plan at the 2014 annual meeting of shareholders to make all independent directors eligible to participate in the Restricted Stock Plan.

Long-Term Incentive Plan

The Company’s independent directors are eligible to participate in the Company’s Long-Term Incentive Plan.

At the Board meeting on December 22, 2020, the Board approved issuing restricted stock awards in the amount of $50,000 to each director based on the Company’s closing share price on December 31, 2020.  The shares were awarded in March 2021 under the Company’s Long-Term Incentive Plan and vested on December 31, 2021. For additional information regarding the grants of restricted stock to our non-employee directors, please see the “Non-Employee Directors Compensation” table below.

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Director Compensation for Fiscal 2021

The table below sets forth the total non-employee director compensation earned during fiscal 2021 for each person who served in such capacity at any time during fiscal 2021. The fiscal 2021 compensation of Chad L. Stephens, who served as a director and Chief Executive Officer, is disclosed under the caption “Executive Compensation – Summary Compensation Table” of this proxy statement.

Non-Employee Directors Compensation for Fiscal 2021

Name	Fees Paid in Cash or Deferred(1)(2)	All Other Compensation(3)(4)	Total
Mark T. Behrman	$72,000	$70,746	$142,746
Glen A. Brown	$26,250	$57,483	$83,733
Lee M. Canaan	$54,000	$69,193	$123,193
Peter B. Delaney	$54,000	$70,277	$124,277
Christopher T. Fraser	$45,000	$69,949	$114,949
John H. Pinkerton	$30,000	$63,256	$93,256
(1)

The following non-employee directors deferred 100% of their retainers under the Directors’ Deferred Compensation Plan: Mark T. Behrman, Glen A. Brown, Peter B. Delaney, Christopher T. Fraser and John H. Pinkerton.  Lee M. Canaan did not elect to participate in the Directors’ Deferred Compensation Plan and received cash payments for her retainers and fees in fiscal 2021.

(2)

At the end of fiscal 2021, the following future share amounts had been recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan: Behrman– 60,842 shares; Brown– 8,027 shares; Canaan– 7,064 shares; Delaney– 45,375 shares; Fraser– 35,268 shares; and Pinkerton– 9,342 shares.

(3)

Includes dividends accrued under the Directors’ Deferred Compensation Plan. Under the Director’s Deferred Compensation Plan, dividends paid on the Common Stock are recorded to each non-employee director’s account under the plan on the record date of the dividend in the form of unissued shares of Common Stock. The amount recorded is based on the number of future unissued shares in each non-employee director’s account and the closing market price of the Common Stock on each dividend record date. These future share amounts have no voting authority and the non-employee directors have no investment authority with respect thereto.

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Includes restricted stock awarded in December 2020 for each non-employee director of $50,000 divided by the closing price of the shares on December 31, 2020.  The shares were valued in accordance with applicable accounting standards, which includes the grant date fair value of the awards.

Share Ownership Guidelines for Directors

The Bylaws of the Company require non-employee directors to own shares of Common Stock in order to be a Board member. To align the interests of the directors with the Company’s shareholders, the Board has adopted a “Company Share Ownership” policy in the Corporate Governance Guidelines. The policy indicates that each director is expected to own a number of shares at the end of his or her fifth year of Board service equal to, on a cost basis, the aggregate amount of his or her first three years’ annual retainers and the meeting fees for the regularly scheduled Board meetings held each year, plus the number of shares of restricted stock granted to such director under the Restricted Stock Plan and the Company’s Long-Term Incentive Plan, which are granted and vest during such three-year period. Future unissued shares that have been credited to the directors’ accounts under the Directors’ Deferred Compensation Plan may be used to satisfy this share ownership requirement.

Related Person Transactions

We review all transactions and relationships in which the Company and any of our directors, nominees for director, executive officers or any of their immediate family members may be participants to determine whether any of these individuals have a direct or indirect material interest in any such transaction. We have developed and implemented processes and controls to obtain information from the directors and executive officers about related person transactions, and for determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in any such transaction. Transactions that are determined to be directly or indirectly material to a related person are disclosed in our proxy statement as required by SEC rules.

Pursuant to the Company’s processes, all directors and executive officers annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related person transactions. Additionally, we make appropriate inquiries as to the nature and extent of business that the Company may conduct with other companies for whom any of our directors or executive officers also serve as directors or executive officers. Under the Company’s Code of Ethics and Business Practices, if an actual or potential conflict of interest affects an executive officer or a director, he or she is required to immediately disclose all the

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relevant facts and circumstances to the Company’s President or the Governance and Sustainability Committee, as appropriate. If the Governance and Sustainability Committee determines that there is a conflict, it will refer the matter to the Board, which will review the matter to make a final determination as to whether a conflict exists, and, if so, how the conflict should be resolved. In addition, the Audit Committee reviews all reports and disclosures of actual and potential related person transactions.

None of the current non-employee directors has ever been an officer or employee of the Company. Mr. Stephens serves as the Chief Executive Officer of the Company and is not considered independent.  He is the only director who is also an officer or employee of the Company. Mr. Stephens does not currently serve on any Board committee.

None of the organizations where the Company’s directors, nominees for election to the Board and officers hold positions are parents, subsidiaries or affiliates of the Company, or conduct business with the Company. For fiscal 2021, we are not aware of any related party transactions that require disclosure herein.

Compensation Committee Interlocks and Insider Participation

The functions and members of the Compensation Committee are set forth under “Board Committees” above. All Compensation Committee members are independent under the enhanced independence standards of the NYSE for compensation committee members of NYSE listed companies.

None of the members of our Compensation Committee is or has been an officer or employee of the Company. In addition, during the last fiscal year, none of our executive officers served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a member of the Company’s Board or Compensation Committee is an executive officer.

Codes of Ethics

The Board has adopted a Code of Ethics and Business Practices applicable to all directors, officers and employees of the Company. Each director, officer and employee annually submits a signed statement that he or she is in compliance with the Company’s Code of Ethics and Business Practices. In addition, the Board has adopted a Code of Ethics for Senior Financial Officers. The Company’s Chief Executive Officer and Chief Financial Officer are held to the standards outlined in the Code of Ethics for Senior Financial Officers and are required to annually acknowledge compliance with this code. Copies of both the Code of Ethics and Business Practices and Code of Ethics for Senior Financial Officers are available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the “Investors” tab.

Communications with the Board of Directors

The Company provides a process for shareholders and other interested parties to send communications to its Board. Shareholders or other interested parties who wish to contact the Non-Executive Chairman of the Board, the non-employee directors as a group, or any of the Company’s individual Board members may do so by writing: Board of Directors, PHX Minerals Inc., Attention: Mark Behrman, 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118. Correspondence directed to any individual Board member is referred, unopened, to that member. Correspondence not directed to a particular Board member is referred, unopened, to the Non-Executive Chairman of the Board.

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Proposal No. 2

Advisory Vote on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, which is described in the Executive Compensation and Compensation Discussion and Analysis (CD&A) sections of this proxy statement (commonly referred to as “Say-On-Pay” vote). Our executive compensation program is designed to reward the Company’s leadership team for operating and financial results for the year and for adding to and building per share value for our shareholders, measured on both annual and long-term horizons. For fiscal 2021, our executive compensation program was generally unchanged from fiscal 2020.

We encourage our shareholders to review the discussion on executive compensation contained in this proxy statement, including the CD&A and the Executive Compensation sections of this proxy statement. The Company’s executive compensation programs reflect the philosophy of the use of performance-based incentives to ensure executives focus on certain performance metrics that we believe align with shareholder value creation. We believe our compensation program strikes the appropriate balance between utilizing fair and responsible pay practices and effectively incentivizing our executive officers to dedicate themselves to value creation for our shareholders.

The Board strongly endorses the Company’s executive compensation program and recommends that the Company’s shareholders vote to approve the following resolution:

RESOLVED, that the shareholders approve on an advisory basis the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders under “Compensation Discussion and Analysis” and “Executive Compensation” and the other related tabular and narrative disclosures contained in the proxy statement for the 2022 Annual Meeting of Shareholders.

Because the Say-On-Pay vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this Proposal.

To approve the foregoing proposal, a majority of shares of Common Stock represented by proxy or holders of Common Stock present at the Annual Meeting must vote “FOR” approval of Proposal No. 2.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of the Company’s Named Executive Officers, as Described in the CD&A and Executive Compensation Sections of this Proxy Statement.

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Executive Officers

The executive officers of the Company for fiscal 2021 are listed below. All officers hold office at the discretion of the Board and may be removed from office, with or without cause, at any time by the Board. Except as noted below, each executive officer has been elected by the Board to serve until the next annual meeting of the Board or until their earlier resignation or removal.

		Positions and Offices	Officer
Name	Age	Presently Held With the Company	Since
Chad L. Stephens (1)	66	President and Chief Executive Officer effective January, 16, 2020	2019
Ralph D’Amico	46	Vice President, Chief Financial Officer and Corporate Secretary, effective March 9, 2020	2019
Freda R. Webb (2)	65	Vice President, Mineral Operations, effective January 1, 2017	2017
(1)	Biographical information for Mr. Stephens is set forth above in “Proposal No. 1 – Election of Two Directors for Three-Year Terms Ending at the Annual Meeting in 2025.”
(2)	As disclosed in our Current Report on Form 8-K filed with the SEC on February 8, 2021, Ms. Webb retired from the Company effective April 1, 2021.

Ralph D’Amico served as the Company’s Vice President, Business Development and Investor Relations, a position he held since joining the Company on January 2, 2019 through March 9, 2020, and currently serves as the Company’s Vice President, Chief Financial Officer and Corporate Secretary since March 9, 2020. Mr. D’Amico previously served as Managing Director in the energy investment banking group at Seaport Global Securities. Prior to his employment with Seaport Global Securities, Mr. D’Amico held positions within the investment banking practices of Stifel Nicolaus, Jefferies, Friedman Billings Ramsey and Salomon Smith Barney. Mr. D’Amico holds a bachelor’s degree in finance from the University of Maryland and an MBA from The George Washington University.

Freda R. Webb served as the Company’s Vice President, Mineral Operations, a position she held from January 1, 2017 until her retirement effective on April 1, 2021. Prior to this time, Ms. Webb worked as a reservoir engineering consultant for the Company from 2011 to 2015 and, in 2015, she was appointed Reservoir Engineering Manager. Prior to her employment with the Company, Ms. Webb held various reservoir engineering, acquisition, corporate planning and management positions for Cities Services, Occidental Petroleum and Southwestern Energy. Ms. Webb has more than 40 years of oil and gas industry experience, and she is a graduate of the University of Oklahoma with a Bachelor of Science degree in Mechanical Engineering and the University of Southern California with a Master of Science degree in Petroleum Engineering. She is a licensed professional engineer in the State of Oklahoma.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes the Company’s compensation objectives and philosophy, the material elements of its executive compensation program for its named executive officers, recent compensation decisions and the factors the Compensation Committee considered in making such decisions.

This CD&A focuses on compensation earned during fiscal 2021 by our Chief Executive Officer, Chief Financial Officer and the other executive officer listed as named executive officers (“NEOs”) in our Summary Compensation Table. The NEOs who served in fiscal 2021 were as follows:

NEO(2)	Position
Chad L. Stephens (1)	President and Chief Executive Officer
Ralph D’Amico	Vice President, Chief Financial Officer, and Corporate Secretary
Freda R. Webb (2)	Vice President, Mineral Operations
(1)	Mr. Stephens was appointed Interim Chief Executive Officer in August 2019. On January 16, 2020, Mr. Stephens was appointed as our President and Chief Executive Officer.
(2)	As disclosed in our Current Report on Form 8-K filed with the SEC on February 8, 2021, Ms. Webb retired from the Company effective April 1, 2021.

Executive Compensation Overview

Our executive compensation program includes a mix of compensation components in furtherance of our pay-for-performance philosophy, while also providing a competitive level of overall compensation to our executive officers. The program is designed to reward the Company’s leadership team for operating and financial results for the year and over the long term, building per share value for our shareholders.

During fiscal 2020, the Company made the decision to focus on perpetual oil and natural gas mineral ownership and growth through mineral acquisitions and the development of its significant mineral acreage inventory in its core areas of focus. In accordance with this strategy, beginning in January 2020 the Company ceased taking any working interest positions on its mineral and leasehold acreage. The Company believes that its strategy to focus on mineral ownership is the best path forward to providing our shareholders the highest risk-weighted returns on their investments. The Compensation Committee has changed short-term incentive metrics to align with the Company’s business strategy in fiscal 2022; however, fiscal 2021 metrics focused on financial performance.

For fiscal 2021, the objective performance metrics were designed to focus on financial performance utilizing operating cash flow and expense management as metrics due to the impact the Covid-19 pandemic has had on commodity prices and the Company. The Company’s compensation philosophy is (i) to be shareholder aligned by heavily weighting equity performance-based compensation tied to goals that builds long-term value for shareholders; (ii) to be competitive with the market allowing the Company to attract and retain talent; (iii) to motivate and reward for individual performance; and (iv) to be transparent utilizing measurable metrics and clearly articulated objectives. Furthermore, the Company believes in policies that promote stock ownership among the Company’s executives and directors.

Summary of Current Compensation Program

The Company’s current executive compensation structure is comprised of a mix of compensation elements intended to support the Company’s operating, financial and strategic goals and objectives in both the short-term and long-term. Each component of our compensation program is summarized below:

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Component	Form of Payout	Objectives	How Values are Determined
Base Salary	Cash	•Compensate our executive officers for their experience and expertise •Compete for talent with comparable companies in the oil and gas industry

Base salaries are evaluated and determined annually based on Company and individual results, overall responsibilities of each officer, expertise required in execution of the position and comparable peer company ranges.

Annual Bonuses	Cash

•Motivate our executive officers to achieve the Company’s short-term business goals and objectives

•Reward achievement of the Company’s operational performance metrics aligned with long-term business objectives

•Reward our officers for individual performance that demonstrates the application of targeted competencies

Cash bonus payments are a variable component of the Company’s compensation that is at-risk. The performance metrics associated with cash bonus payments are aligned with the Company’s annual performance goals and objectives.

The Compensation Committee annually evaluates and determines the annual operational performance metrics that align with long-term value creation. Subjective job responsibility performance goals of each officer are reviewed to ensure achievement of targeted competencies are rewarded.

Overall bonus levels are based on a comparable peer group.

Long Term Incentive (LTI) Awards	Restricted Stock Awards

•Motivate achievement of long-term goals of the Company

•Retain and attract key officers who perform over the longer time period

•Encourage our executive officers to create long-term value for the Company’s shareholders

•Promote pay-for-performance by aligning our executive officers with shareholders through meaningful ownership interests in the Company

LTI restricted equity-based compensation includes performance shares based on the market price performance of the Company’s Common Stock.

LTI performance metrics are evaluated annually to determine alignment with business strategy and shareholder value creation.

LTI ultimate realization is based on employment metrics and performance metrics over the vesting period of the restricted stock grants. The CEO’s LTI is 100% performance based, other than a sign-on bonus that is based on employment metrics.

Targeted LTI awards are based on an industry peer group.

Compensation Philosophy and Objectives

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate key executive officers by providing incentives to reward them for performance efforts that support the Company’s short-term and long-term strategic objectives and is competitive with industry practice. The key objectives of the Company’s compensation program are to:

•

Align the interests of our executives with those of our shareholders – The Company uses restricted stock awards to align the financial interests of our executives with those of our shareholders and to provide a longer-term incentive form of compensation.

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•

Attract, retain and incentivize key executives, who are necessary to continue execution of the Company’s business strategies principally involving growth in value through divestiture of our low-margin working interests, acquisition of higher-margin mineral interests and active management of our extensive mineral acreage position – Reward executives who contribute to the Company’s success and motivate the officers to develop and execute short-, medium-, and long-term business strategies as well as meet annual goals approved by the Board.

•

Provide transparency regarding our compensation program for the benefit of executives and shareholders – Use measurable metrics such as the financial and operating performance of the Company and the market price performance of the Company’s Common Stock as key factors in determining compensation.

•

Motivate and reward individual performance that contributes meaningfully to Company performance – Evaluation of the individual performance of each executive officer affects most aspects of the executive’s compensation. Market data, individual performance and level of responsibility are considered in determining an executive’s annual salary and are important factors in deciding discretionary cash bonuses.

•

Build long-term share ownership – Align the structure of management compensation to Company performance and the enhancement of shareholder value by awarding equity in the Company, under the Long-Term Incentive Plan. The restricted stock awards made in December 2019, 2020 and 2021 contain various vesting provisions relating to continuous length of service to the Company, market price performance of the Company’s Common Stock, and return on invested capital.

Role of Compensation Committee and Board

The Compensation Committee is responsible for establishing, implementing and monitoring all facets of the compensation of the Company’s executive officers. In particular, the Compensation Committee’s role is to recommend to the Board for final approval, the compensation, benefit plans and policies, and, in addition, to review, approve and recommend to the Board annually all compensation decisions relating to the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee reviews the executive compensation program and recommends compensation levels, performance metrics, executive bonus distributions and restricted stock awards.

For fiscal 2021, the Compensation Committee and the Board, with advice from its compensation consultant, Longnecker & Associates, Houston, Texas (“Longnecker”) made all compensation decisions for the executive officers as described in more detail below in “Role of the Compensation Consultant”. The Compensation Committee and the Board reviewed the performance of Mr. Stephens, who was serving as our Chief Executive Officer and set his compensation. Mr. Stephens was not present during these discussions. Mr. Stephens made compensation recommendations to the Compensation Committee with respect to Mr. D’Amico and Ms. Webb. Such other NEOs were not present during these discussions. The Board made the final decisions and approved the compensation of the Company’s executive officers.

Role of the Compensation Consultant

In an effort to align our executives’ compensation competitively with the market, the Compensation Committee engaged an outside, independent compensation consultant, Longnecker, to review levels and incentive components of the NEO’s compensation for fiscal 2020 and performed a more limited review for fiscal 2021. In 2021, the more limited role of Longnecker involved evaluating the impact of the Covid-19 pandemic on compensation levels and components on the Company’s reference companies and providing the Compensation Committee with market data and guidance regarding compensation trends in the industry in regard to base salaries, the design of the Company’s incentive programs and executive compensation levels. The Compensation Committee retained Meridian Compensation Partners during fiscal 2021 to provide compensation consulting services for fiscal

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2022. The Compensation Committee‘s compensation consultant will provide a more detailed review and broader scope of services every other year with a more summary review during the intervening periods.

The Compensation Committee, with the assistance of Longnecker, selected the following group of “peer companies” for comparison purposes in determining compensation for fiscal 2020 and used the same peer group in fiscal 2021. This group of companies will be updated from time to time to eliminate companies that are no longer publicly traded or if the Compensation Committee determines a better comparable is available.

The Compensation Committee uses the peer or reference group to estimate the market compensation for talent. The Compensation Committee selects reference companies preferably in the minerals business with a similar market capitalizations and operating models. The Compensation Committee supplements this very limited list with smaller energy companies under the belief that these small energy companies’ managements possess similar experience, training and knowledge.  The Compensation Committee recognizes the Company’s small market capitalization versus the reference group and targets compensation below the 50th percentile.

Abraxas Petroleum Corporation	Kimbell Royalty Partners, LP
Approach Resources, Inc.	Lilis Energy, Inc.
Contango Oil & Gas Company	Lonestar Resources US Inc.
Dorchester Minerals, L.P.	PrimeEnergy Corporation
Earthstone Energy, Inc.	Ring Energy, Inc.
Evolution Petroleum Corporation	Rosehill Resources Inc.

The Compensation Committee has sole authority to retain and terminate independent compensation consultants and to determine the terms of their retention. In fiscal 2021, Longnecker received direction from the Compensation Committee, as appropriate, reported directly to the Compensation Committee and did not provide any other services to the Company. Management does not direct or oversee the retention or activities of Longnecker with respect to the Company’s executive compensation program.

Role of Shareholder Say-On-Pay Vote

The Company has historically received very strong support for its executive compensation practices. At the 2021 annual meeting, 96% of the shares cast were voted in support of the Company’s compensation program. In consideration of these results, the Compensation Committee has acknowledged the support received from our shareholders and views these results as an affirmation of our existing executive compensation policies and continued efforts to enhance our pay-for-performance practices. The Say-On-Pay vote serves as an additional tool to guide the Board and the Compensation Committee in ensuring alignment of our executive compensation program with the interests of our shareholders. The Compensation Committee will carefully consider the outcome of the Say-On-Pay vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.

Elements of 2021 Compensation Program

The principal elements of the executive compensation program are (i) an annual base salary, (ii) an annual cash bonus, (iii) restricted stock awards, and (iv) matching cash contributions to a 401(k) Plan. Awards of restricted stock pursuant to the Restricted Stock Plan and Long-Term Incentive Plan are an integral part of the Company’s compensation program as a retention and long-term incentive form of compensation.

Base Salaries

The base salaries of our executive officers are reviewed annually by the Compensation Committee and future salary adjustments, if any, are recommended to the Board for final approval. The Compensation Committee and the Board consider various factors, including:

•	overall responsibilities of the executive officers;
•	scope, level of experience and expertise required to successfully execute the executive officer’s position with the Company;

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•	demonstrated individual performance of the executive officer;
•	recommendation of the Chief Executive Officer with respect to other executive officers; and
•	the current level of base salaries for executive officers are compared to similar positions in the Company’s industry.

Generally, in the first fiscal quarter of the following year, base salaries of the Company’s executive officers are set for the next calendar year. Base salaries are based on the individual’s responsibilities and experience, taking into account, among other factors, the individual’s initiative, contribution to the Company’s overall performance, handling of special projects or events during the year, and yearly financial and operating results of the Company.

Salaries for the named executive officers in fiscal 2021 are set forth in the “Summary Compensation Table” below and were reviewed by the Compensation Committee and approved by the Board based on the considerations described above. The base salaries for calendar 2021 were not changed from calendar year 2020. Based on the above factors and considerations, the Board increased base salaries for calendar year 2022 for the executive officers, effective January 1, 2022.

	Calendar Year
Officer	2020	2021	2022	2021-22 Increase
Chad L. Stephens	$345,000	$345,000	$375,000	9%
Ralph D’Amico	$250,000	$250,000	$275,000	10%

Annual Cash Bonuses

Annual cash bonuses are largely determined by the preceding fiscal year’s (year-end September 30) operational and financial performance. Annual cash bonuses are determined by the weighting of objective performance metrics and subjective performance goals applicable to each executive officer. During the annual goal-setting process, the Compensation Committee and the Board approve Company objective performance metrics and subjective performance goals that focus on the manner in which the Company’s business is managed.

The Compensation Committee believes that the cash bonus element of compensation for Mr. Stephens, as our Chief Executive Officer, and other NEOs, should principally reflect how well they achieved the outlined objective and subjective performance metrics. Mr. Stephens’ bonus was targeted at 100% of base salary and the calculation was based on a weighting of 65% for meeting his objective performance metrics and 35% for meeting his subjective performance goals. Mr. D’Amico’s target bonus was 75% of base salary based on a weighting of 65% on meeting Company objective performance metrics and 35% on meeting subjective performance goals. Ms. Webb did not receive a cash bonus as a result of her retiring prior to the scheduled payment date in the first quarter of fiscal 2022.

Title	% of Salary	Objective Performance Metrics	Subjective Discretionary Metrics
Chief Executive Officer	100%	65%	35%
Chief Financial Officer	75%	65%	35%

Objective Performance Metrics

For fiscal 2021, the Compensation Committee and the Board approved the use of the following categories of objective performance metrics in determining annual cash bonus amounts:

•	Operating cash flows as compared to a budgeted amount; and
•	Cash general and administrative expense (“G&A”) as compared to a budgeted amount.

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Given the low commodity levels and economic uncertainty due to the continuing pandemic, the metrics were narrowed to focus on financial performance as the Company targeted debt and expense reduction.  For fiscal 2021, the Compensation Committee approved threshold (minimum), target and maximum levels for the performance metrics (as set forth in the tables below):

	Fiscal 2021
Metric Category	Threshold(1)	Target(1)	Maximum(1)	Weighting
Operating cash flow (2)	$6,641,100	$7,379,000	$8,854,800	45%
Cash G&A (3)	$6,987,500	$6,500,000	$6,012,500	20%
Discretionary	n/a	n/a	n/a	35%

(1)In any metric category, if the Threshold is achieved, 50% of weighting is earned. If the Target is achieved, 100% of weighting is earned. If the Maximum is achieved, 150% of weighting is earned. Achievement between Threshold and Target results in earning between 50% and 100% of weighting. Achievement between Target and Maximum results in earning between 100% and 150% of weighting. If the Minimum is not achieved in a metric category, no credit is earned.

(2)Operating cash flow is defined as: (a) oil and gas sales plus (b) lease bonus and rental revenues plus (c) realized cash portion of hedges minus (d) lease operating expense (“LOE”) minus (e) transportation, gathering and marketing minus (f) production tax minus (g) cash G&A (as defined below) and adjusted for the approved sale of working interest properties (for purposes of determining performance, the budget will be adjusted to remove the remaining budgeted cash flow associated with working interest divestitures for the remainder of fiscal 2021 from the effective date of the sale.)

(3) Cash G&A is defined as the cash portion of G&A during the fiscal year including the payout of short-term incentive (“STI”) for the current fiscal year, and excludes STI cash payments from prior fiscal year made in October 2020, cash compensation paid to additional directors elected after September 30, 2020, and consulting and legal fees incurred by the Board.

In setting the performance metrics for fiscal 2021, the Compensation Committee determined that combining the operating cash flow and G&A expense metrics had the effect of discouraging excessive risk taking and controlling general and administrative costs. The Compensation Committee does not believe that these performance metrics reward executives for taking risks beyond those risks inherent in the oil and gas business.

The Compensation Committee has the discretion to modify the effect of any of the objective performance metrics if unforeseen or uncontrollable conditions result in any of these metrics not being relevant to the Company’s results for the fiscal year. No adjustments were made to the metrics for fiscal 2021.

Subjective Performance Goals

The Compensation Committee and the Board approved subjective performance goals that focus heavily on the manner in which the Company’s business is managed. An evaluation of the Chief Executive Officer is performed annually by the Compensation Committee. The Chief Executive Officer performs the evaluation of each of the other executive officers. In these evaluations, performances are evaluated on each of the detailed areas of responsibility.

Determination of Annual Cash Bonus Awards

The Compensation Committee reviewed the performance of the Company’s named executive officers in meeting their objective performance metrics and subjective performance goals for fiscal 2021.

Cash bonuses are paid in the first fiscal quarter of the following fiscal year based on the preceding fiscal year’s metric results. Thus, bonuses paid in the first fiscal quarter of 2022 were based on the following fiscal 2021 objective performance metric results.

Objective Metric Category Results	Actual Results	Payout % Earned
Operating cash flow	$15,705,681	150%
Cash G&A	$7,101,249	0%

The maximum targeted annual cash bonus that could have been paid in December 2021 to Mr. Stephens, our Chief Executive Officer (based on fiscal 2021 results) was 132.5% of his $345,000 base salary. For fiscal 2021,

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the maximum was achieved for the operating cash flow metric, resulting in a maximum payout of a 67.5% award.   The largest contributor to operating cash flow growth was the increase in commodity prices. The threshold for the cash G&A metric was not met, and no payout was awarded. After considering the five subjective metrics that govern the discretionary portion of the annual bonus, the Compensation Committee determined that they were met, resulting in a 35% award. The total annual bonus percentage earned for fiscal 2021 was 102.5%.   The five subjective metrics are strategy execution, operations expense management, performance of acquisitions, investor relations, and valuation. See “Executive Compensation – Summary Compensation Table” for the dollar amount of cash bonuses for fiscal years 2021, 2020 and 2019.

Cash bonus payments for fiscal 2021 were made to all named executive officers during the first fiscal quarter of 2022, except for Ms. Webb, who retired effective April 1, 2021 and therefore did not receive a cash bonus. The cash bonus payments made to our named executive officers are set forth below in the “Summary Compensation Table” under “Executive Compensation.”

Long-Term Equity-Based Restricted Stock Compensation

Our named executive officers are eligible to receive stock-based awards under the Restricted Stock Plan and Long-Term Incentive Plan. The objectives of the Restricted Stock Plan and Long-Term Incentive Plan are to attract and retain key employees, align their interests with those of the Company’s shareholders, motivate them to achieve long-term goals, and reward individual performance. Because executives’ compensation from stock-based awards is heavily weighted to our stock price performance, the Compensation Committee believes stock-based awards create a strong incentive to improve long-term financial performance and increase shareholder value.

The Compensation Committee and the Board considered the five-year total shareholder return on our Common Stock. The graph below matches the Company’s cumulative five-year total shareholder return on Common Stock with the cumulative total returns of the S&P Smallcap 600 index and the S&P Oil & Gas Exploration & Production index. The graph tracks the performance of a $100 investment in our Common Stock and in each index (with the reinvestment of all dividends) from September 30, 2016, to September 30, 2021.

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	9/	16	9/17	9/18	9/19	9/20	9/21

PHX Minerals Inc.	100.00		136.82	106.93	81.97	8.52	18.53
S&P Smallcap 600	100.00		121.05	144.14	130.67	119.84	188.92
S&P Oil & Gas Exploration & Production	100.00		89.92	112.94	77.63	42.87	96.39

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

The Company enters into stock restriction agreements with its officers and directors when restricted stock awards are granted. These agreements include the terms and conditions of the restricted stock awards. Vesting provisions contained in the stock restriction agreements are used by the Compensation Committee as a method to tie executive compensation both to continuing service by the executive to the Company and to growth in shareholder value, as measured by the market price of the Company’s shares. Under various circumstances, the restricted stock awards may vest totally, partially or not at all. None of the performance-based restricted share awards granted in December 2018 vested due to the performance of the Company’s stock price.

In previous years, a portion (usually 25%) of these restricted stock awards vest if the executive officers remain employees of the Company for the vesting period (known as “non-performance shares”). These time-vested stock awards are forfeited if the officer does not remain continuously employed for the vesting period (typically three years). The other portion (usually 75%) of these restricted stock awards vest based on the market price performance of the Common Stock and performance criteria linked to return on capital employed at the completion of three years of service (known as “performance shares”). For fiscal 2021, all restricted stock awards vest based on the market price performance of the Common Stock.  The Compensation Committee believes a three-year vesting

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schedule for restricted stock awards enhances the retention value of these awards and positions the Company competitively from a market perspective.

Longnecker reviewed the total direct compensation packages of our executives, including our stock-based award program and recommended that the Compensation Committee continue the use of restricted stock awards as the equity component of the compensation of our NEOs. The Compensation Committee relied upon the market data, Company performance, and individual performance in the determination of stock-based awards for our executive officers. After considering all of these factors, in fiscal 2021, the Compensation Committee approved the grant of the following restricted stock awards: Ralph D’Amico was granted 78,855 performance shares and Chad L. Stephens was granted 224,895 performance shares, all of which vest over a 3-year period ending December 18, 2023. These awards were reduced by 10% from the prior year’s award due to the repricing of the Company’s stock and economic uncertainty associated with the continued Covid-19 pandemic. For additional information regarding the stock-based awards granted to our executive officers under the Restricted Stock Plan, see the table entitled “Outstanding Restricted Stock Awards.”

Vesting of the performance shares of restricted stock awards granted as part of 2021 executive compensation is based on the market price performance of the Common Stock or total stock return “(TSR”) at the completion of the time vesting period. The percentage of performance shares of restricted stock awards that vest is dependent on Common Stock appreciation, as set forth in each stock restriction agreement. If the stock appreciation is between the prescribed minimum and maximum percentages, the restricted stock will partially vest on a pro rata basis. Furthermore, with respect to restricted stock awards granted in fiscal 2021, vesting of performance shares based on relative stock price performance is capped at 75% of target value if over the performance period the Company’s share price decreased more than 5%, and shall be at least 100% if the price of the Company’s share price is above $3.30.

Vesting of Performance Based Awards Based on TSR

	Stock Performance as % of Index	Percentage of Shares Vesting
Level 1 – Min	85%	50%
Level 2	90%	70%
Level 3	100%	90%
Level 4	115%	100%
Level 5	125%	125%
Level 6 – Max	150%	150%

On December 12, 2020, 1,893 shares of restricted stock granted to Ms. Webb on December 12, 2017 vested. Since only a portion of the restricted shares vested that were granted on December 12, 2017, 5,678 unvested shares were repurchased by the Company in January 2021. Additional stock vesting information is set forth below in under “Stock Vested in 2021”. Upon Ms. Webb’s resignation on April 1, 2021, 3,507 shares of restricted stock vested and 6,069 shares of Common Stock were forfeited and repurchased by the Company.

Clawback Policy

The Company has adopted an incentive compensation clawback policy to ensure that incentive compensation is paid based on accurate financial and operating data and the correct calculation of the Company’s performance against incentive targets as well as to mitigate the impact on the Company from the malfeasance of officers. If there is a restatement of the financial and/or operating results of the Company (other than a restatement caused by a change in applicable accounting rules or interpretations) and such restatement resulted in or contributed to any incentive compensation being granted, earned or vested to or by an officer that the officer would not otherwise have been granted, earned or vested if the correct financial and/or operating data had been used, the Company shall seek to recover such amount, and if at a determination by the Board, in its sole discretion exercised in good faith, that an officer of the Company engaged in fraud or misconduct or violated Company policies or engaged in conduct materially detrimental to the Company’s reputation, the officer shall repay or forgo all or any portion of incentive compensation as determined by the Board to be in the best interests of the Company. Incentive compensation shall mean any performance bonus or incentive award (including, without limitation, annual incentive bonuses (in cash or otherwise), stock options, stock appreciation rights, restricted

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stock, restricted stock units, performance shares or other security-based or equity-based awards) that are granted, earned or vested under any Company plan, arrangement or agreement based wholly or in part upon the attainment of a financial reporting measure. If the Company is required to restate its previously issued financial statements to correct a material error, the Compensation Committee shall seek the recovery of an overpayment that an officer received during the three completed fiscal years of the Company immediately preceding the date that the Company is required to make such restatement.

Other Compensation and Benefits

Qualified Defined Contribution Plan

Prior to January 1, 2021, the Company had an employee stock ownership plan (“ESOP Plan”), which is a tax-qualified, defined contribution plan and served as the Company’s only retirement plan for its employees. An amendment was made to the ESOP Plan, effective October 1, 2020, making all participants immediately vested in the ESOP Plan in order to terminate the ESOP Plan in fiscal 2021. In the first quarter of fiscal 2021, the Company replaced its ESOP Plan with a 401(k) Plan that allows for a Company match. The 401(k) Plan is a tax-qualified, defined contribution plan and serves as the Company’s only retirement plan for its employees. Contributions are made at the discretion of the Board and, to date, all contributions have been made in cash. A matching contribution up to 5% of an employee’s salary is made every pay period up to certain regulatory limits.

Participation in Employee Benefit Plans

We offer health and welfare benefits to all eligible employees. Our executive officers and management are eligible to participate on the same basis as other employees in all such benefit plans, which include medical, dental, vision, group life, long-term disability and accidental death and dismemberment insurance.

Perquisites

The Company provides no other perquisites or personal benefits to its executive officers.

Risk Considerations Relating to Compensation

Our compensation program is designed to focus on meeting the Company’s objectives and goals while discouraging management from undue risk-taking. When establishing and reviewing our executive compensation program, the Compensation Committee has considered whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Our compensation program is comprised of both fixed and variable incentive-based elements. The fixed component of our compensation program is base salary. A fixed base salary provides reliable, foreseeable income that mitigates the focus of our employees on our immediate financial performance or our stock price, encouraging employees to make decisions in the Company’s best long-term interests. The variable incentive components are designed to be sensitive to our goals and objectives, performance and stock price. In combination, we believe that our compensation structure does not encourage our officers and employees to take unnecessary or excessive risks in performing their duties.

Moreover, with limited exceptions, our Compensation Committee retains discretion to impose additional conditions and adjust compensation pursuant to our clawback policy as well as for quality of performance and adherence to the Company’s values. The restricted stock that the Company has granted to its executive officers generally has a three-year vesting period beginning on the grant date, which further mitigates compensation risk because an executive officer who resigns (other than as a result of retirement) or is terminated prior to the end of the vesting period will forfeit his or her unvested restricted stock.

We believe that our compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on our Company.

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Change in Control Executive Severance Agreements

Each of our NEOs is a party to a Change-in-Control Executive Severance Agreement (collectively, the “Change in Control Agreements”). The Board believes that, in the event of a change-in-control of the Company, the executives’ performance may become hampered by distraction, uncertainty or other activities, which might adversely affect shareholder value. To reduce these potential adverse effects and to encourage fair treatment of its executive officers in connection with any change-in-control event, the Company enters into Change-In-Control Agreements with its executive officers to provide for change-in-control protection. For additional information, see “Potential Payments Upon Termination or Change in Control” below.

Other than the Change in Control Agreements, the Company maintains no employment agreements with its executive officers.

Indemnification Agreements

The Company has entered into an indemnification agreement with each of its directors and executive officers. These agreements provide that the Company will indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors’ and officers’ liability insurance policy the Company chooses, in its discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under Oklahoma law and are in addition to any other rights the indemnitee may have under the Company’s Certificate of Incorporation and Bylaws and under applicable law. We believe these indemnification agreements enhance the Company’s ability to attract and retain knowledgeable and experienced officers and directors.

Other Compensation Matters

In December 2019, the Compensation Committee adopted stock ownership requirements for management, and the Company has implemented such requirements. The Company’s Code of Ethics and Business Practices provides that directors, officers and employees should not engage in speculative transactions involving the Company’s securities, such as exchange-traded options, short-sales or derivative instruments.

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1,000,000 annually paid to any of our executive officers. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, made significant revisions to Section 162(m), including repeal of the performance-based exception, revising the definition of covered employees to include any individual who served as the chief executive officer or chief financial officer at any time during the taxable year, and providing that once an individual is considered a covered employee, he or she will be considered a covered employee for all future years, including following any termination of employment. As a result, compensation paid to covered employees in excess of $1 million generally will not be deductible, regardless of whether it is salary or performance-based.

Our compensation levels for fiscal 2021 were below the Section 162(m) level.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis for the fiscal year ended September 30, 2021. Based on such review and discussions, the

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Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2022 Annual Meeting of Shareholders.

Respectfully submitted,
Compensation Committee
Peter B. Delaney – Chair Glen A. Brown
Christopher T. Fraser John H. Pinkerton

Executive Compensation

The table below sets forth information for the three most recently completed fiscal years concerning compensation paid to our named executive officers in those fiscal years for services in all capacities.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Base Salary (1)	Cash Bonus (1)	Stock Awards (2)	All Other Compensation (3)	Total

Chad L. Stephens, President	2021	$345,000	$353,625	$611,905	$25,792 (13)	$1,336,322
and Chief Executive Officer (10)	2020	$419,375 (10)	$102,782 (12)	$679,334	$7,412 (13)	$1,208,903
	2019	$58,065 (5)(10)	-	-	$105,007 (6)	$163,072

Ralph D’Amico, Vice President,	2021	$250,000	$192,188	$214,552	$13,971 (4)	$670,711
Chief Financial Officer, and Corporate Secretary (9)	2020	$231,240	$66,864 (11)	$177,815	$16,648 (4)	$492,567
	2019	$149,359	$72,000	$96,454	$1,145	$318,958

Freda R. Webb, Vice President,	2021	$136,514	-	-	$5,673 (8)	$142,187
Operations (14)	2020	$223,250	$48,336 (7)	$97,617	$18,820 (8)	$388,023
	2019	$216,500	$86,655 (7)	$105,131	$45,738 (8)	$454,024
(1)

Base salaries are set on a calendar year basis and are reported on a fiscal year basis ending on September 30 of each year. This means that the salary shown above for each fiscal year reported represents three months’ salary of the previous calendar year and the first nine months of the current calendar year through September 30 fiscal year-end. Cash bonuses are paid in the first quarter of the following fiscal year based on the preceding fiscal year’s performance. Bonuses shown for fiscal 2021 were paid in December 2021 and were based on fiscal 2021 financial and operating performance. The same timing of payments and Company performance holds true for fiscal 2020 and fiscal 2019.

(2)

In accordance with applicable accounting standards, these amounts represent the aggregate grant date fair value of the awards on the award date. The ultimate value realized by the executive officers on vesting of the awards may or may not equal the fair market value at award date based on failure to achieve the specified vesting requirements. Under certain circumstances, the awards may wholly, partially or never vest. See footnotes to table entitled “Outstanding Restricted Stock Awards.”

(3)	Includes immaterial amounts for group life insurance premiums for fiscal years 2021, 2020 and 2019.
(4)

Represents the value of 9,791 shares for fiscal 2020 of Company stock contributed to the ESOP Plan on Mr. D’Amico’s behalf based on the closing market price of the shares on the day transferred, dividends received from restricted stock awards of $4,146 and $2,197 for fiscal years 2021 and 2020, respectively, and $9,375 in 401(k) matching contributions by the Company in fiscal year 2021.

(5)	Represents compensation paid to Mr. Stephens as Interim Chief Executive Officer for fiscal year 2019.
(6)	Represents compensation paid to Mr. Stephens as a non-employee director for fiscal year 2019, prior to being named Interim Chief Executive Officer.
(7)

Included in Ms. Webb’s cash bonuses are performance bonuses (based on each fiscal year’s financial and operating performance and subjective performance goals) and supplemental payments for the portion of her earned ESOP Plan contribution, which could not be made due to the deferral maximum regulations of the Internal Revenue Service. The performance bonuses paid in fiscal years 2020 and 2019 were $47,250 and $78,480, respectively. The supplemental payments in fiscal years 2020 and 2019 were $1,086 and $8,175, respectively.

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(8)

Represents the value of 9,791 shares for fiscal 2020 and 2,951 shares for fiscal 2019, of Company stock contributed to the ESOP Plan on Ms. Webb’s behalf based on the closing market price of the shares on the last day of each fiscal year, dividends received from restricted stock awards of $2,839 and $3,295 for fiscal years 2020 and 2019, respectively, and $2,813 in 401(k) matching contribution by the Company in fiscal year 2021.

(9)	Mr. D’Amico was named an executive officer effective January 2, 2019 and Chief Financial Officer effective March 9, 2020.
(10)

Chad L. Stephens had a consulting arrangement with the Company to serve as the Interim Chief Executive Officer. The Compensation Committee designated his compensation as $50,000 per month, which is included in his base salary, for his service as Interim Chief Executive Officer effective August 26, 2019. Mr. Stephens was appointed Chief Executive Officer of the Company effective January 16, 2020.

(11)  Included in Mr. D’Amico’s cash bonuses are performance bonuses (based on each fiscal year’s financial and operating performance and subjective performance goals) and supplemental payments for the portion of his earned ESOP Plan contribution, which could not be made due to the deferral maximum regulations of the Internal Revenue Service. The performance bonus paid in fiscal year 2020 was $65,625. The supplemental payment in fiscal year 2020 was $1,239.

(12)  Included in Mr. Stephen’s cash bonuses are performance bonuses (based on each fiscal year’s financial and operating performance and subjective performance goals) and supplemental payments for the portion of his earned ESOP Plan contribution, had he been eligible for the plan. The performance bonus paid in fiscal year 2020 was $90,563. The supplemental payment in fiscal year 2020 was $12,219.

(13)  Includes dividends received from restricted stock awards of $10,645 and $5,847 for fiscal years 2021 and 2020, respectively, and $12,938 in 401(k) matching contribution by the Company in fiscal year 2021.

(14)  As disclosed in our Current Report on Form 8-K filed with the SEC on February 8, 2021, Ms. Webb retired from the Company effective April 1, 2021.

Grants of Plan-Based Awards Table

The table below shows the plan-based awards granted by the Compensation Committee to the Company’s named executive officers in fiscal 2021:

			Equity Incentive Plan Awards
Name	Grant Date	Board Approval Date	Threshold	Target	Maximum	All other stock awards: Number of shares of stock or units	Grant Date Fair Value of Stock Awards
Chad L. Stephens	1/5/2021	1/5/2021	112,448	224,895	337,343	-	$611,905
Ralph D'Amico	1/5/2021	1/5/2021	39,428	78,855	118,283	-	$214,552

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Outstanding Equity Awards

The following table provides information on the holdings of restricted stock by the Company’s named executive officers at September 30, 2021:

Outstanding Restricted Stock Awards

Name	Award Date	Approval Date	Number of Shares of Restricted Stock That Have Not Vested	Market Value of Shares of Restricted Stock That Have Not Vested
Chad L. Stephens (2)	January 16, 2020	December 11, 2019	43,976(5)	$534,750(9)
	January 16, 2020	January 16, 2020	53,476(8)	$500,000(10)
	January 5, 2021	January 5, 2021	224,895(4)	$481,275(12)

Ralph D'Amico (1)	December 11, 2019	December 11, 2019	13,569(5)	$164,999(9)
	March 9, 2020	December 11, 2019	5,068(6)	$61,627(9)
	March 9, 2020	March 9, 2020	16,340(7)	$72,500(11)
	January 5, 2021	January 5, 2021	78,855(4)	$168,750(12)

Freda R. Webb (3)	December 11, 2019	December 11, 2019	13,877(5)	$168,744(9)

(1)

Mr. D’Amico was elected as Chief Financial Officer effective March 9, 2020 and as Vice President – Business Development and Investor Relations effective January 2, 2019. He was not an employee of the Company prior to that time.

(2)	Mr. Stephens was appointed as Chief Executive Officer effective January 16, 2020. He was not an employee of the Company prior to that time.
(3)

As disclosed in our Current Report on Form 8-K filed with the SEC on February 8, 2021, Ms. Webb retired from the Company effective April 1, 2021. Performance-based shares granted to Ms. Webb prior to her retirement continue to vest and shall be eligible for vesting on December 11, 2022.

(4)

Mr. D’Amico and Mr. Stephens paid $1,314 and $3,747, respectively, to purchase their restricted stock, and it consists of restricted stock awards that vest based on the market price performance of the Company’s Common Stock at the completion of three years of service.

(5)

Messrs. D’Amico and Stephens and Ms. Webb paid $226.06, $732.64 and $231.19, respectively, to purchase their restricted stock, and it consists of restricted stock awards granted on December 11, 2019, 25% of which vest on the completion of three years of service and 75% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service for Messrs. D’Amico and Ms. Webb. Mr. Stephens stock consists of the restricted stock awards approved on December 11, 2019, and granted on January 16, 2020, 100% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.

(6)

Mr. D’Amico paid $84.43 to purchase his restricted stock, and it consists of the restricted stock awards approved on December 11, 2019, and granted on March 9, 2020, 100% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.

(7)

Mr. D’Amico paid $272.22 to purchase his restricted stock, and it consists of the restricted stock awards approved on March 9, 2020, and granted on March 9, 2020, 100% of which vest on the completion of three years of service beginning December 11, 2019.

(8)	Mr. Stephens paid $890.91 to purchase his restricted stock, and it consists of the restricted stock awards granted on January 16, 2020, 100% of which vest on the completion of three years of service.
(9)	Based on the closing market price of the Company’s Common Stock of $12.16 on December 11, 2019.
(10)	Based on the closing market price of the Company’s Common Stock of $9.35 on January 16, 2020.
(11)	Based on the closing market price of the Company’s Common Stock of $4.44 on March 9, 2020.

(12)  Based on the five day average of the close price of the Company’s Common Stock of $2.14 beginning December 11, 2020.

Stock Vested in 2021

The following table summarizes, for the named executive officers, the restricted stock awards that vested during fiscal 2021. Ms.Webb was the only named executive officer whose restricted stock award vested in fiscal 2021.

	Stock Awards
Name	Number of shares acquired on vesting	Value realized on vesting
Freda R. Webb	5,400	$12,137

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Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information concerning the securities authorized for issuance under the Restricted Stock Plan and Long-Term Incentive Plan as of December 31, 2021:

Plan Category	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by security holders	1,928,076
Equity compensation plans not approved by security holders	0
Total	1,928,076

Potential Payments Upon Termination or Change in Control

The following table and narratives disclose certain information with respect to compensation that would be payable to the Company’s NEOs upon termination or change in control as of September 30, 2021.

In fiscal 2021, each of our NEOs was a party to a Change in Control Agreement. Under such Change in Control Agreements, if, within two years following a change-in-control event, the Company terminates the employment of any of its executives without cause or any executive resigns for good reason as defined in the Change in Control Agreements, that executive would be entitled to a severance payment, payable in a lump sum, in cash, following his or her termination, in an amount equal to two times the average of the compensation paid to the executive during the two calendar years preceding the change-in-control event (or the annual average of any shorter period). Compensation for this purpose includes the sum of the executive’s base salary, cash bonuses and the Company’s contribution to the 401(k) Plan (restricted stock awards are excluded). Further, if the executive qualifies, and the Company is required to provide coverage under COBRA, the Company shall reimburse the executive the costs of purchasing continuing coverage under COBRA for the executive and his or her dependents as long as he or she qualifies for COBRA coverage. In fiscal 2021, the Change of Control Agreements were amended to reduce the Company’s reimbursement of COBRA coverage costs to a maximum of twelve months. The Company became subject to COBRA on January 1, 2014.

A change-in-control event generally means: (i) the acquisition of beneficial ownership of 50% or more of the Company’s Common Stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) approval by the Company’s shareholders of a merger or consolidation which results in the ownership of 20% or more of the Company’s Common Stock by persons or entities that were not previously shareholders; or (iv) involuntary dissolution of the Company.

Situations may arise where the potential to merge with or be acquired by another company may be in the best interest of our shareholders. Based on this potential, the Company believes that the “double trigger” requiring both (i) a change-in-control event and (ii) the termination of an executive’s employment without cause or his or her resignation for good reason after the event is appropriate to provide fair treatment of the executive officers, while allowing them to continue to concentrate on enhancing shareholder value during a change-in-control event, as they may take actions which ultimately may lead to termination of their employment after the change-in-control event.

Pursuant to the Change in Control Agreements, assuming that a change-in-control event took place on the last business day of fiscal 2021, and an executive’s employment was terminated without cause, or the executive

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terminated his or her employment for good reason, within two years following this assumed change-in-control event, the executives named below would receive the following severance payments:

Name	Salary(1)	Bonus(2)	Total(3)
Chad L. Stephens	$702,938	$456,407	$1,159,345
Ralph D'Amico	$523,375	$259,052	$782,427

(1)

Calculated based on (i) two times the average of the executive officer’s base salary during calendar years 2021 and 2020 plus (ii) two times the average amount contributed to the 401(k) on behalf of each executive during calendar years 2021 and 2020.

(2)	Calculated based on two times the average bonus for each executive for calendar years 2021 and 2020.
(3)

In addition, if the Company is required to provide continuing coverage to its employees under COBRA (as defined in Section 4980B of the Internal Revenue Code of 1986) at the time of a change-in-control, the Company will reimburse each executive for all costs incurred by them in purchasing such continuing coverage for themselves and their dependents for a maximum of twelve months.

Chief Executive Officer Actual Realized Compensation

The supplemental table below reflects actual realized compensation for Chad L. Stephens, our Chief Executive Officer during calendar years 2021 and 2020, and Paul F. Blanchard, Jr., our former President and Chief Executive Officer during calendar year 2019. This table reflects the Chief Executive Officer’s IRS Form W-2 income and is not a substitute for the Summary Compensation Table. “Total Actual Realized Compensation” differs substantially from “Total Compensation” as shown in the Summary Compensation Table. The principal differences between these totals are: (i) the table below reports the actual value realized on restricted stock compensation during each year (as vesting occurs), whereas the Summary Compensation Table reports the grant date fair market value in the year each award is granted irrespective of vesting; (ii) the table below does not include the value of the ESOP Plan and 401(k) Plan contribution portion of “All Other Compensation” reported in the Summary Compensation Table because it is not taxable income; and (iii) the table below reflects calendar year compensation amounts, whereas compensation amounts shown in the Summary Compensation Table are based on the Company’s fiscal year.

Paul F. Blanchard, Jr., the Company’s former President and Chief Executive Officer, resigned from the Company on August 26, 2019. Upon his resignation from the Company on August 26, 2019, Mr. Blanchard received a severance payment of $668,883 (included in “Other” compensation in the table below). Per the terms of the Company’s Transition Agreement with Mr. Blanchard, this payment consisted of a lump-sum payment of (i) one year of his annualized salary in the amount of $326,500; (ii) an annual bonus payment in the amount of $326,500; and (iii) an amount equal the cost of extending medical coverage for a period of 12 months.

Additionally, upon his resignation, 3,951 non-performance shares awarded to Mr. Blanchard under the Restricted Stock Plan vested. The value of these shares at vesting was $55,235. In accordance with IRS rules, this value was reported as income to Mr. Blanchard in calendar year 2019 and is reflected in the schedule below.

Name	Calendar Year	Salary	Cash Bonuses	Dividends from Restricted Stock	Value of Vested Restricted Stock Awards	Other	Total Actual Realized Compensation

Chad L. Stephens	2021	$345,000	$353,625	$12,894	$-	$2,210	$713,729
Chad L. Stephens	2020	$330,625	$102,782	$6,822	$-	$2,118	$442,347
Paul F. Blanchard	2019	$261,828	$248,112	$7,820	$55,235	$669,528	$1,242,523

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Pay Ratio Disclosure

The Pay Ratio Disclosure Rule, codified in Item 402(u) of Regulation S-K and adopted pursuant to Section 953(b) of the Dodd-Frank Act, requires the Company to calculate and disclose the ratio of the annual total compensation of Chad L. Stephens, the Chief Executive Officer, to the median of the annual total compensation of the Company’s employees (other than the Chief Executive Officer).

We determined that, for the year ended September 30, 2021, (i) the annual total compensation granted to our CEO was $1,336,322, as reported in our Summary Compensation Table; (ii) the annual total compensation of our “median employee” was $107,942; and (iii) the ratio of these amounts was 12-to-1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the Company’s payroll records and the methodology described below.

To identify the median of the annual compensation of all our employees, as well as to determine the annual total compensation for our median employee and our Chief Executive Officer, we took the following steps:

•

We determined that, as of September 30, 2021, our employee population consisted of 20 individuals, all of whom were located in the United States. This population consisted of only full-time employees, as we do not have part-time, temporary or seasonal workers. We selected the last day of our fiscal year September 30, 2021, as our identification date for determining our median employee because it enables us to make such identification in a reasonably efficient and economic manner.

•

We used a consistently applied compensation measure to identify our median employee by comparing the amount of the salary or wages, bonuses and restricted stock awards that vested in 2021 as reflected in our payroll records.

•

We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our Chief Executive Officer, are located in the United States, we did not make any cost of living adjustments in identifying the median employee.

•	After we identified our median employee, we combined all of the elements of such employee’s compensation for fiscal 2021, resulting in annual total compensation of $107,942.
•

With respect to the annual total compensation of our Chief Executive Officer, we used salary, bonus, restricted stock awards granted and all other compensation for fiscal 2021, resulting in annual granted total compensation of $1,336,322.

Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in their pay ratio calculations.

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Proposal No. 3

Approval and Ratification of Selection of

Independent Registered Public Accounting Firm

The Audit Committee has appointed and engaged Ernst & Young LLP (“Ernst & Young” or “independent accountants”) to serve as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2022, and to perform other appropriate audit-related services. Ernst & Young has been serving as the independent registered public accounting firm of the Company since 1989. The Company’s shareholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2022.

The Audit Committee is responsible for selecting the independent auditors of the Company. The Audit Committee has directed the Company to submit the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2022 for ratification by the shareholders at the Annual Meeting. Although shareholder ratification of Ernst & Young is not required by the Company’s governing documents or law, the Board has determined that it is desirable to submit the selection of Ernst & Young to the shareholders for ratification as a matter of good corporate practice in view of the critical role played by the independent registered public accounting firm in maintaining the integrity of financial controls and reporting. If the shareholders do not vote to approve the ratification of the selection, the Audit Committee will consider whether to engage another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during fiscal 2022 if it determines that such a change would be in the best interests of the Company and its shareholders.

A representative of Ernst & Young is expected to attend the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from shareholders.

Report of the Audit Committee

The Audit Committee is comprised of four independent, non-employee directors, Mark T. Behrman (chair), Glen A. Brown, Lee M. Canaan and Christopher T. Fraser. The Board has determined that all committee members are independent and financially literate as defined by NYSE listing standards and SEC regulations and that Mr. Behrman, Mr. Brown, Ms. Canaan and Mr. Fraser are each an “audit committee financial expert” as defined by applicable SEC regulations. For purposes of complying with NYSE rules, the Board has determined that none of the Committee members currently serves on the audit committees of more than three public companies.

The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, as may be amended from time to time by the Board. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting.

Management is responsible for the preparation, presentation and integrity of our financial statements in accordance with generally accepted accounting principles, the establishment and maintenance of our disclosure controls and procedures, and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing reports thereon. The Audit Committee’s responsibilities include monitoring and overseeing these processes.

Discussions with Management. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2021, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Discussions with Independent Accountants. The Audit Committee reviewed and discussed the Company’s audited financial statements with Ernst & Young, which is the independent registered public accounting firm

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responsible for expressing an opinion on the conformity of those financial statements with the standards of the PCAOB and its judgment as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the independent accountants such matters required under the standards of the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent accountants its independence from management and the Company, including matters in the written disclosures and letter received from the independent accountants as required by PCAOB Rule 3526 (Communications with Audit Committee Concerning Independence).

The Audit Committee met with the independent accountants, with and without management present, to discuss the overall scope and plans for their audit, the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee also met with the independent accountants and management after the end of each of the first three 2021 fiscal quarters. At these meetings, the independent accountants’ review of quarterly results was presented, and discussions were also held with management concerning these results.

Recommendations that Financial Statements be Included in the Annual Report. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2021 for filing with the SEC (which was filed on December 13, 2021).

Audit Committee
Mark T. Behrman – Chair Glen A. Brown
Lee M. Canaan
Christopher T. Fraser

Independent Accountants’ Fees and Services

The following sets forth fees billed for audit and other services provided by Ernst & Young for the fiscal years ended September 30, 2021, and September 30, 2020:

Fee Category	Fiscal 2021 Fees	Fiscal 2020 Fees
Audit Fees (1)	$669,643	$538,500
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
(1)	Includes fees for audit of financial statements, review of the related quarterly financial statements for those fiscal years, and services related to other SEC filings.

All services rendered by Ernst & Young were permissible under applicable laws and regulations and were pre-approved by the Audit Committee. The Audit Committee’s pre-approval policy is set forth in the Audit Committee Charter which is available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the “Investors” tab.

To ratify the selection of Ernst & Young LLP, a majority of shares of Common Stock represented in person or by proxy at the Annual meeting must vote “FOR” Proposal No. 3.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Shareholders Vote “FOR” Ratification of Selection of Independent Registered Public Accounting Firm.

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Proposal No. 4

Approval of Reincorporation of the Company from Oklahoma to Delaware

Overview of the Proposed Reincorporation

On December 8, 2021, the Board approved a proposal to change the state of incorporation of the Company from Oklahoma to Delaware (the “Reincorporation”), subject to the approval of the Company’s shareholders.

If approved by the Company’s shareholders, the Reincorporation will be effected through the merger of the Company with and into a newly formed wholly owned subsidiary of the Company incorporated in the State of Delaware (“PHX Delaware”) solely for the purpose of effecting the Reincorporation. The name of the Company after the Reincorporation will remain PHX Minerals Inc. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of Oklahoma is sometimes referred to as “PHX Oklahoma”.

The Board considered several factors in reaching this decision, including corporate governance, the Company’s commitment to transparency and best practices, attracting and retaining board members, the differences and similarities between Oklahoma and Delaware state corporate laws, and other advantages and disadvantages of Reincorporation.

The Board believes that the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to shareholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions, and divestitures.

The Board believes that it is essential for the Company to be able to draw upon the well-established principles of corporate governance of Delaware law in making legal and business decisions while helping to preserve the shareholder rights that our shareholders are accustomed to, in the interest of maximizing long-term shareholder value. The prominence, breadth, depth and predictability of Delaware corporate law, including its extensive body of case law, provide a reliable foundation on which the Company’s governance decisions can be based, and the Board believes that the Company’s shareholders will benefit from the responsiveness of Delaware corporate law to their needs. Further, the Oklahoma General Corporation Act (the “OGCA”) is largely modeled on the Delaware General Corporation Law (the “DGCL”), therefore the Company anticipates a seamless transition to the governance regime of the DGCL.

The Board recognizes that our existing governance structure has served the Company well as a public company. Accordingly, the Board determined, in connection with approval of the Reincorporation, to maintain several key aspects of our governance structure (with certain modifications), including the following:

•	Election of Directors: The Company would continue to have a classified board of directors in which each class of directors is elected for a three-year term.

•	Removal of Directors: Stockholders would have the ability to remove directors only for cause.

•	Director Vacancies: The Board of Directors may fill a director vacancy.

•	Majority Standard for Director Elections: Require that in any uncontested director election, a candidate must receive a majority, rather than merely a plurality, of votes cast to be elected.

•	Special Meeting of Stockholders: A special meeting of stockholders may only be called by the board of directors.

•	Action by Consent: Retain the ability of stockholders of the Company to act through a written consent or consents signed by the holders of at least 75% of the outstanding shares of Common Stock.

•

Advance notice bylaws: Retain “advance notice bylaws” for stockholder director nominations and proposals at annual meetings of stockholders, with certain modifications regarding the information to be provided by the stockholder submitting the nomination or proposal.

•

Proxy Access: Retain “proxy access” for certain stockholder director nominations, subject to compliance with the requirements of the Company’s bylaws, with certain modifications regarding the common stock ownership requirements for a stockholder to be eligible to access the Company’s proxy statement.

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•

Amendment of Bylaws: Retain the ability of the holders of sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock entitled to vote at any regular or special meeting of the stockholders to amend the Company’s Bylaws.

Shareholders are urged to read this proposal carefully, including all of the related appendices attached to this proxy statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation and is subject to and qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Appendix A, the Delaware Certificate of Incorporation in substantially the form attached hereto as Appendix B, and the Delaware Bylaws in substantially the form attached hereto as Appendix C. Copies of the Company’s current, pre-Reincorporation Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws have been filed with the SEC as exhibits to the Company’s periodic or current reports and will be sent to shareholders free of charge upon written request to PHX Minerals Inc., 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118, Attention: Secretary.

After careful consideration of these factors, the Board believes that it is in the best interests of the Company and its shareholders to effectuate the Reincorporation.

Mechanics and Consequences of Reincorporation

The Reincorporation will be effected by means of a merger (the “Merger”) pursuant to the terms and conditions of an Agreement and Plan of Merger (the “Merger Agreement”), the form of which is attached hereto as Appendix A between the Company and PHX Delaware, a newly formed Delaware corporation and wholly owned subsidiary of the Company. Under the Merger Agreement, the Company will merge with and into PHX Delaware, the Company will cease to exist as a separate entity, and PHX Delaware will become the surviving entity following the effectiveness of the Merger (the “Effective Date”), succeeding to and assuming all of the rights and obligations of both the Company and PHX Delaware. The existing holders of the Company’s Common Stock will own all of the outstanding shares of Common Stock of PHX Delaware, and no change in ownership will result from the Reincorporation. If the Reincorporation is approved, at the Effective Date each outstanding share of the Company’s Common Stock will automatically be converted into one share of common stock of PHX Delaware. Each of the equity compensation plans currently maintained by the Company immediately prior to the Reincorporation will be assumed and continued by PHX Delaware, and each pre-Reincorporation equity award to purchase or receive shares of the Company’s Common Stock under such plans will convert into an equity award to purchase or receive an equivalent number of shares of PHX Delaware common stock with no other changes in the terms and conditions of such award. The Company’s other employee benefit arrangements in effect immediately prior to the Reincorporation would also be continued by PHX Delaware upon the terms and subject to the conditions of such plans in effect immediately prior to the Reincorporation.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the Company’s business operations, Board composition or term, or physical location, nor will it result in any change of our current employees, including management, or in their title, responsibilities or compensation. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at the Company’s current principal executive offices located at 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118, and our telephone number will remain (406) 948-1560. The consolidated financial condition and results of operations of PHX Delaware immediately after consummation of the Reincorporation will be substantially similar as those of the Company immediately prior to the consummation of the Reincorporation. The Company believes that there will be no material accounting impact as a result of the Reincorporation. If the Reincorporation is approved, at the Effective Date, PHX Delaware will be the successor-in-interest to the Company and the shareholders of the Company will become stockholders of PHX Delaware.

SHARE CERTIFICATES CURRENTLY ISSUED FOR THE COMPANY’S SHARES WILL AUTOMATICALLY REPRESENT SHARES IN PHX DELAWARE UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE SHARE CERTIFICATES AS A RESULT OF THE REINCORPORATION.

If the Reincorporation is approved, at the Effective Date, the Company will be governed by the PHX Delaware Certificate of Incorporation (the “Delaware Certificate”) and the PHX Delaware Bylaws (the “Delaware Bylaws”, and together with the “Delaware Certificate,” the “Delaware Incorporation Documents”), which will

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replace the current, pre-Reincorporation Amended and Restated Certificate of Incorporation of PHX Minerals Inc. (the “Oklahoma Certificate”) and the current, pre-Reincorporation Amended and Restated Bylaws of PHX Minerals Inc. (the “Oklahoma Bylaws”, and together with the Oklahoma Certificate, the “Oklahoma Incorporation Documents”).

The Company’s Common Stock is currently listed for trading on the New York Stock Exchange (the “NYSE”) under the ticker symbol “PHX”. If the Reincorporation is approved, at the Effective Date, the Company’s registration statements on file with the SEC immediately prior to the Reincorporation will be assumed by PHX Delaware, and the shares of common stock of PHX Delaware would continue to be traded on the NYSE without interruption, under the same symbol.

Principal Reasons for Reincorporation

The State of Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. The Board’s decision to reincorporate in the State of Delaware was driven primarily by Delaware’s history of comprehensiveness and flexibility of its corporate laws and its tradition of promoting stockholder-friendly corporate governance. Specifically, the Board believes that there are several benefits in the Reincorporation, as summarized below.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware courts have, over many years, established a jurisprudence that is significantly more thorough, predictable, and broadly applied with respect to principles of corporate governance than most, if not all, other jurisdictions. The DGCL is generally acknowledged to be the most advanced and flexible statutory corporation code in the United States. The Delaware legislature is particularly responsive to developments in modern corporate law, and Delaware has proven sensitive to changing needs of corporations and their stockholders. The Delaware General Assembly each year considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to the changing legal and business needs of corporations and their stockholders. The office of the Delaware Secretary of State is viewed as particularly user-friendly, flexible and responsive (as compared to other states) in its administration of the filings and interactions required for mergers, acquisitions and other corporate transactions, thereby reducing complications and delays that can arise in time-sensitive transactions.

Consequently, Delaware has become the preferred state of incorporation for most publicly traded companies in the United States and, as a result of the large number of major corporations being domiciled in Delaware, Delaware courts have developed a broad and deep body of relevant case law, and are often the first and most influential to address important new issues relating to corporate governance and rights and obligations of stockholders and corporations. As a result, courts of and corporations organized under the laws of other states, including Oklahoma, have often looked to Delaware law for guidance for such issues, and the DGCL and Delaware administrative practices have become comparatively well-known and widely understood. Corporations domiciled in Delaware are often at an advantage over their peers that are organized under the laws of other states in that Delaware corporations can draw upon these well-developed, firmly established and consistently interpreted principles of corporate law when making business and legal decisions. The Board therefore anticipates that Delaware law will provide greater efficiency, clarity, predictability and flexibility in the Company’s legal affairs and corporate governance decisions than is presently available under Oklahoma law. In addition, Delaware case law provides a body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed corporate transactions, which will further benefit the Company’s shareholders.

Access to Specialized Courts

Delaware has a specialized court of equity called the Court of Chancery that hears and decides corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics, and routinely handles cases involving complex corporate issues. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined and highly responsive in cases involving complex corporate issues, and the justices of Delaware appellate courts tend to have substantial experience with corporate cases because of the relatively higher volume of these cases in the Delaware court system. The fact that issues of corporate governance are frequently addressed first in Delaware contributes to an efficient and expert court system

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and bar. In contrast, Oklahoma does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Oklahoma corporate law are heard by the Oklahoma district courts, the general trial courts in Oklahoma that hear all manner of cases, or, if federal jurisdiction exists, a federal district court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. As a result, corporate law cases brought in Oklahoma may not proceed as expeditiously as cases brought in Delaware and the outcomes in such courts may be less consistent or predictable. The highly specialized nature of the Delaware court system is therefore widely believed to result in more consistent and timely rulings.

Enhanced Ability to Attract and Retain Qualified Candidates for Board of Directors and Management

We experience increasing competition in recruiting and retaining talented individuals to serve on our management team and Board. The Board believes that the comparatively stable and predictable corporate environment afforded by Delaware would enable the Company to compete more effectively with other public companies, many of which are domiciled in Delaware, in the recruitment and retention of talented and experienced directors and officers. Delaware law is more familiar to investors and advisors, and offers greater certainty and stability from the perspective of those who serve as corporate officers and directors in part because the parameters of director and officer liability, including protection for stockholders from possible abuses by directors and officers, are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Oklahoma law. It should also be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct, unlawful dividend payments or unlawful stock purchases or redemptions, or any transaction from which the director derives an improper personal benefit. The Board therefore believes that the comparatively stable and predictable corporate environment afforded by Delaware would not only enhance its ability to recruit and retain directors and officers in the future, but also provide appropriate protection for stockholders from possible abuses by directors and officers, encouraging directors and officers to continue to make independent decisions in good faith on behalf of the Company.

Ability to Have the Federal District Courts of the United States and Delaware Courts Serve as the Exclusive Forum for the Adjudication of Certain Legal Matters

To ensure that we get the full benefits of Delaware’s corporate legal framework, the Board has provided in the proposed Delaware Bylaws that the federal district courts of the United States and Delaware courts are the exclusive forum for the adjudication of certain legal actions.

Under the exclusive forum provision contained in the Delaware Bylaws, (i) the federal district courts of the United States shall serve as the exclusive jurisdiction for any litigation arising under the Securities Act of 1933, as amended (the “Securities Act”), unless we consent to an alternative forum, and (ii) the Court of Chancery in the state of Delaware will be the exclusive forum for certain actions involving the Company unless we consent to an alternative forum. Based on the proposed language in the Delaware Bylaws, the Court of Chancery would be the exclusive forum for (a) derivative actions brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders; (c) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Delaware Incorporation Documents or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of the Delaware Incorporation Documents; or (e) any action asserting a claim against the Company governed by the internal affairs doctrine.

We believe that the exclusive forum provision in the Delaware Bylaws will reduce the risk that we could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law or federal securities law. Any of these could expose the Company to increased expenses or losses.

Although the Board believes that the designation of the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes and the federal district courts of the United States for Securities Act claims serves the best interests of the Company and our shareholders as a whole, the Board also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the Board determines that our interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than the Delaware Court of Chancery or the federal district courts of the United States, the exclusive forum provision in the

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Delaware Bylaws permits us to consent to the selection of such alternative forum. Neither of these choice of forum provisions would affect suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

Possible Negative Consequences of Reincorporation

Notwithstanding the belief of the Board in the benefits to the Company’s shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. In addition, franchise taxes payable by the Company in Delaware may be greater than the equivalent or other similar taxes currently payable by the Company in Oklahoma. The Board has considered the possible disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

It should also be noted that the interests of our directors and executive officers in voting on the Reincorporation proposal may be different from, or in addition to, those of shareholders generally because, for example, some substantive provisions of Oklahoma and Delaware law apply only to directors and officers. See “Interest of the Company’s Directors and Executive Officers in the Reincorporation” below. For a comparison of shareholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Oklahoma law, see “Comparison of Significant Provisions of the Charters and Bylaws of PHX Oklahoma and PHX Delaware and of the Corporate Laws of Oklahoma and Delaware” below. The Board has considered these interests, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.

Effectiveness of Reincorporation

If the shareholders approve the Reincorporation at the Annual Meeting, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting, subject to the completion of certain legal formalities, including obtaining certain consents and approvals by third parties with respect to certain contracts to which the Company is a party and providing certain notices to regulatory authorities. The Merger Agreement also provides that the Merger Agreement may be terminated and the Merger may be abandoned at any time before the Effective Date and for any reason by the board of directors of either the Company or PHX Delaware or both, notwithstanding the approval, if obtained, of the principal terms of the Merger Agreement by the shareholders of the Company, or the adoption of the Merger Agreement by the sole stockholder of PHX Delaware, or both. Furthermore, the Merger Agreement may be amended at any time prior to the Effective Date, either before or after the shareholders have voted to adopt this proposal, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Merger Agreement are changed in any material respect that requires shareholder approval.

Comparison of Significant Provisions of the Charters and Bylaws of PHX Oklahoma and PHX Delaware and of the Corporate Laws of Oklahoma and Delaware

The following table summarizes a comparison of certain key provisions of the Oklahoma Incorporation Documents and Delaware Incorporation Documents, as well as certain provisions of Oklahoma and Delaware corporate laws. As indicated in the following table, the OGCA is modeled upon, and substantially similar to, the DGCL. The comparison highlights certain important differences, but is not intended to list all differences, and is qualified in its entirety by reference to the Oklahoma Incorporation Documents and Delaware Incorporation Documents and to the OGCA and the DGCL. Shareholders are encouraged to read the Delaware Certificate, the Delaware Bylaws, the Oklahoma Certificate and the Oklahoma Bylaws in their entirety. The Delaware Certificate and Delaware Bylaws are attached to this proxy statement, and the Oklahoma Bylaws and Oklahoma Certificate are filed publicly as exhibits to our periodic reports with the SEC.

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Provision	Current Oklahoma Provision	Proposed Change, if any, for Reincorporation
Authorized Shares

54,000,500 total shares, currently divided into 54,000,500 shares of Class A common stock, par value $0.01666 per share; the Board may classify unissued shares into one or more classes or series of stock, including “blank check” preferred stock.

The total authorized shares will increase by 10,000 shares, with such additional shares all being authorized as “blank check” preferred stock.  Therefore, the total authorized shares will be 54,010,500 shares, consisting of 54,000,500 shares of common stock, par value $0.01666 per share, and 10,000 shares of “blank check” preferred stock, par value $0.01666 per share, none of which are designated. Further, common stock will no longer be classified as “Class A” common stock.

Purpose

Oklahoma law provides that it shall be sufficient to state, either alone or with other businesses or purposes, that the purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of Oklahoma.

The Oklahoma Certificate provides that the purpose for which the Company is formed is to acquire, manage, explore, and produce by whatever means prudent and necessary, mineral rights of whatsoever kind and nature, including oil and gas and its kindred substances and derivatives; also including other minerals of every nature, whether liquid, gaseous or solid, which may be obtained by mining, drilling, or otherwise, wherever found; to construct buildings, storage facilities, pipe lines or processing equipment considered necessary to explore, develop, process and market same to the best advantage of the Company.

Delaware law provides that it shall be sufficient to state, either alone or with other businesses or purposes, that the purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

The Delaware Certificate provides that the nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

Registered Agent

Oklahoma law provides that the name of the registered agent and the address of the corporation’s registered office be set forth in the certificate of incorporation.

The Oklahoma Certificate provides that the name of the Company’s resident agent is The Corporation Company and the address of said resident agent is 1833 South Morgan Road, Oklahoma City, Oklahoma 73128.

Delaware law provides that the name of the registered agent and the address of the corporation’s registered office be set forth in the certificate of incorporation.

The Delaware Certificate provides that the registered office of the Company in the State of Delaware is 108 Lakeland Ave, Dover, Kent County, Delaware 19901, and the name of the registered agent of the Company at such address is Capitol Services, Inc.

Annual Election of Directors

Oklahoma law permits a classified board of directors, in which the director terms are staggered and overlap. The Board is divided into three classes, with one class subject to election at each annual meeting of directors.

No change. Although the Delaware default rule is that directors are elected annually at each meeting of its stockholders, the Delaware Bylaws provide for a staggered board of directors, as permitted by Delaware law.

Number of Directors

Under Oklahoma law, the number of directors is fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors.

The Oklahoma Certificate does not fix a number of directors. The Oklahoma Bylaws provide that the number of directors shall not be less than five, with the exact number of directors to be fixed by a two-thirds vote of the Board or by shareholders holding at least 66-2/3% of the shares of outstanding Common Stock entitled to vote.

No change. Under Delaware law, the number of directors is fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors.

The Delaware Certificate does not fix a number of directors. The Delaware Bylaws maintain the existing arrangement in which the number of directors shall not be less than five, with the exact number of directors to be fixed by a two-thirds vote of the Board or by stockholders holding at least 66-2/3% of the shares of outstanding Common Stock entitled to vote.

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Provision	Current Oklahoma Provision	Proposed Change, if any, for Reincorporation
Vote Required to Elect Directors

Under Oklahoma law, cumulative voting is only permitted if the corporation’s certificate of incorporation provides for cumulative voting rights. The default voting standard for the election of directors under Oklahoma law is a plurality vote; however, the certificate of incorporation or bylaws may specify a different standard for the election of directors, such as a majority of the votes cast.

The Oklahoma Certificate does not provide for cumulative voting in director elections. The Oklahoma Bylaws provide that in an uncontested election, a director must be elected by a majority of the votes cast, and in a contested election, directors are elected by a plurality of the votes cast.

No substantial change. Under Delaware law, cumulative voting is not permitted unless the corporation provides for cumulative voting rights in its certificate of incorporation. The default voting standard for the election of directors under Delaware law is a plurality vote; however, the certificate of incorporation or bylaws may specify a different standard for the election of directors, such as a majority of the votes cast.

The Delaware Certificate expressly denies the right to cumulate votes in director elections. The Delaware Bylaws maintain the majority voting standard for uncontested elections and the plurality voting standard for contested director elections.  However, the Delaware Bylaws further provide that if an incumbent director fails to receive the required majority vote to be re-elected in an uncontested election, then such director shall tender his or her resignation to the board of directors to be effective on the earlier of 90 days following the determination of the results or the date on which the board of directors selects the person to fill the office held by that director.

Removal of Directors

Under Oklahoma law, in the case of a corporation with a classified board, unless the certificate of incorporation otherwise provides, shareholders may remove directors only for cause.

The Oklahoma Certificate does not address the removal of directors. The Oklahoma Bylaws conform to the default rule under Oklahoma law with respect to a classified board, providing that a director may be removed by the shareholders only for cause.

No change. Under Delaware law, in the case of a corporation with a classified board, unless the certificate of incorporation otherwise provides, stockholders may remove directors only for cause.

The Delaware Certificate does not address the removal of directors. The Delaware Bylaws conform to the default rule under Delaware law with respect to a classified board, providing that a director may be removed by the stockholders only for cause.

Filling a Vacancy on the Board of Directors

Under Oklahoma law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Oklahoma Bylaws conform to this Oklahoma default rule and provide that the director chosen by the Board will hold office until the next annual election of the class for which such director was chosen.

No change. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws conform to this Delaware default rule and provide that the director chosen by the Board will hold office until the next annual election of the class for which such director was chosen.

Proxy Access

Under Oklahoma law, corporations may provide for “proxy access” for shareholders in a corporation’s bylaws.

The Oklahoma Bylaws implement “proxy access” by permitting shareholders holding 5% or greater ownership of the Company’s Common Stock for at least one year the opportunity to include in the Company’s proxy statement up to one director nominee.

No substantial change. Delaware law permits corporations to adopt “proxy access” in their bylaws.

The Delaware Bylaws retain substantially the same proxy access provisions as the Oklahoma Bylaws, with certain modifications regarding the common stock ownership requirements for a stockholder to be eligible to access the Company’s proxy statement.

Advance Notice of Stockholder Proposals and Director Nominations

Under Oklahoma law, corporations may set the time period required for shareholders to provide advance notice to the corporation of director nominees and business to be put to vote at the annual meeting of shareholders.

Under the Oklahoma Bylaws for shareholder business or director nomination to be timely, they must be delivered to the Company between 90 and 120 days prior to the anniversary of the mailing of the proxy statement for the prior year’s annual meeting of shareholders.

No substantial change. Delaware law also permits corporations to set the advance notice time period in the corporation’s bylaws for stockholder director nominations and proposals of business at the annual meeting.

The Delaware Bylaws set the advance notice period for stockholder notification to the Company to be between 90 and 120 days prior to the anniversary of the mailing of the proxy statement for the prior year’s annual meeting of stockholders.  Compared to the Oklahoma Bylaws, the Delaware Bylaws include certain modifications regarding the information to be provided by the stockholder submitting the nomination or proposal.

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Provision	Current Oklahoma Provision	Proposed Change, if any, for Reincorporation
Ability of Stockholders to Call Special Meetings

Under Oklahoma law, a special meeting of shareholders may be called by the board of directors or by the person or persons as may be authorized by the certificate of incorporation or by the bylaws.

The Oklahoma Bylaws only allow a special meeting of the shareholders to be called by the Board.

No change. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any person authorized in the certificate of incorporation or the bylaws.

The Delaware Bylaws only allow a special meeting of the shareholders to be called by the Board.

Stockholder Action by Consent

Oklahoma law provides that shareholder action by written consent is available unless otherwise provided in a corporation’s certificate of incorporation. The Company has not opted out of this default rule, and therefore the Oklahoma Certificate permits shareholders to act by written consent without a meeting. Pursuant to the Oklahoma Bylaws, shareholders may act by a written consent or consents signed by the holders of at least 75% of the outstanding shares of Common Stock.

No change. Delaware law provides that stockholder action by written consent is available unless otherwise provided in a company’s certificate of incorporation. Pursuant to the Delaware Incorporation Documents, shareholders may act by a written consent or consents signed by the holders of at least 75% of the outstanding shares of common stock.

Dividends, Repurchases and Redemption

Oklahoma law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Oklahoma law generally provides that a corporation may declare and pay dividends out of surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over its statutory capital. Moreover, Oklahoma law permits a board of directors to reduce its capital (but not below the aggregate par value of its outstanding shares of stock) and transfer such amount to its surplus.

No substantial change. Delaware law is substantially the same as Oklahoma law with respect to the redemption or repurchase of shares and the declaration and payment of dividends.
Amendment of Bylaws

Under Oklahoma law, the power of the board of directors to amend a corporation’s bylaws must be expressly contained in the certificate of incorporation. The Oklahoma Certificate does not give the Board the power to amend the Oklahoma Bylaws.  The Oklahoma Bylaws provide that bylaws may be adopted, amended, or repealed by shareholders holding at least 66-2/3% of the outstanding shares of Common Stock.

Under Delaware law, the power of the board of directors to amend the Delaware Bylaws must be expressly contained in the certificate of incorporation. The Delaware Certificate provides that the board of directors may amend the Delaware Bylaws, and the Delaware Bylaws provide that the right of the board of directors to amend the Delaware Bylaws is concurrent with the stockholders’ right. The Delaware Bylaws provide that bylaws may be adopted, amended, or repealed by stockholders holding at least 66-2/3% of the outstanding shares of common stock.

Restrictions on Transactions with Interested Shareholders

Under OGCA Section 1090.3, an Oklahoma corporation is prohibited from engaging in a “business combination” with an “interested shareholder” (generally as a person with 15% or more of the corporation’s outstanding voting stock) for three years, unless certain conditions are met. Oklahoma corporations may opt out of OGCA Section 1090.3 only by express provision in a certificate of incorporation. The Oklahoma Certificate does not include a provision opting out from OGCA Section 1090.3.

Under DGCL Section 203, which is substantially similar to OGCA Section 1090.3, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” (generally as a person with 15% or more of the corporation’s outstanding voting stock) for three years, unless certain conditions are met. Delaware corporations may opt out of DGCL Section 203 only by express provision in a certificate of incorporation. The Delaware Certificate does not include a provision opting out from DGCL Section 203.

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Provision	Current Oklahoma Provision	Proposed Change, if any, for Reincorporation
Stockholder Vote Required to Approve Merger, Consolidation, Conversion, Sale of Company or Dissolution

Oklahoma law requires the affirmative vote of a majority in voting power of the outstanding shares entitled to vote to approve a merger, consolidation or dissolution of the corporation or a sale of all or substantially all the assets of the corporation, except in limited circumstances. A conversion requires unanimous shareholder approval under Oklahoma law. The Oklahoma Certificate provides that a merger, consolidation, liquidation, dissolution or sale of all or substantially all of the Company’s assets must be approved by at least 66-2/3% of the outstanding shares entitled to vote; except that if such action has been approved by two-thirds of the Board, a majority in voting power of the outstanding shares entitled to vote is instead required to approve such action.

No substantial change except that the Delaware Certificate also covers a conversion in addition to a merger, consolidation, liquidation, dissolution or sale of all or substantially all assets with respect to the required vote for approval of such action.

Delaware law requires the affirmative vote of a majority in voting power of the outstanding shares entitled to vote to approve a merger, consolidation or dissolution of the corporation or a sale of all or substantially all the assets of the corporation, except in limited circumstances. A conversion requires unanimous stockholder approval under Delaware law.  The Delaware Certificate provides that, except as otherwise required by non-waivable or non-modifiable applicable law, a merger, consolidation, conversion, liquidation, dissolution or sale of all or substantially all of the Company’s assets, in any such case, which requires stockholder approval under applicable law, must be approved by at least 66-2/3% of the outstanding shares entitled to vote; except that if such action has been approved by two-thirds of the Board, a majority in voting power of the outstanding shares entitled to vote is instead required to approve such action.

Exclusive Forum Provisions

Under Oklahoma law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims. The Oklahoma Bylaws provide that, unless the Company consents to an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the OGCA or the Oklahoma Incorporation Documents  (as they may be amended from time to time), or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine shall be a state court located within the State of Oklahoma (or, if no state court located within the State of Oklahoma has jurisdiction, the United States District Court for the Western District of Oklahoma).

Under Delaware law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims.

The Delaware Incorporation Documents designate the federal district courts of the United States to serve as the exclusive jurisdiction for any litigation arising under the Securities Act, and designates the Chancery Court of the State of Delaware to be the exclusive forum for certain actions involving the Company, including for (i) derivative actions brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Delaware Incorporation Documents or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; (iv) any action to interpret, apply, enforce or determine the validity of the Delaware Incorporation Documents; or (v) any action asserting a claim against the Company governed by the internal affairs doctrine. Notwithstanding the foregoing, the Company may consent to an alternative forum at its discretion. Neither of these choice of forum provisions would affect suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

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Provision	Current Oklahoma Provision	Proposed Change, if any, for Reincorporation
Indemnification and Advancement of Expenses

Oklahoma law permits corporations to indemnify its directors, officers, employees and agents from expenses and losses arising out of litigation arising by reason of the person’s service to the corporation or to another entity at its request, including, in certain circumstances, litigation by or in the right of the corporation so long as the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. A corporation must indemnify a person “to the extent” the person is successful on the merits or otherwise in defense of an action, suit or proceeding. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation.

Expenses incurred by a director, officer, employee or agent in defending an action may be paid in advance, if the person undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Oklahoma law authorizes a corporation to purchase indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Oklahoma law permits an Oklahoma corporation to provide indemnification in excess of that provided by statute.

The Oklahoma Certificate does not address indemnification of directors, officers or employees.

The Oklahoma Bylaws mandate indemnification for directors, officers or employee as well as others that are acting, at the request of the Company, as directors, officers, employees or agents of other entities, in each case, to the fullest extent permissible under Oklahoma law. The Oklahoma Bylaws also mandate advancement of defense expenses for directors, officers and employees.

Delaware law is substantially similar.

The Delaware Certificate authorizes indemnification to the fullest extent permissible under Delaware law. The Delaware Incorporation Documents mandate indemnification for directors, officers and employees, as well as others that are acting, at the request of the Company, as directors, officers, employees or agents of other entities, in each case, to the fullest extent permissible under Delaware law. The Delaware Bylaws also mandate advancement of defense expenses for directors, officers and employees.

Elimination of Director Personal Liability for Monetary Damages

Oklahoma law permits a corporation, through its certificate of incorporation, to eliminate the personal liability of a director for monetary damages for breach of fiduciary duty as a director, except where such liability is based on:

(i) breaches of the director’s duty of loyalty to the corporation or its shareholders;

(ii)  acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

(iii) the payment of unlawful dividends or unlawful stock repurchases or redemption; or

(iv) transactions in which the director received an improper personal benefit.

The Oklahoma Certificate does not include provisions eliminating the liability of directors to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

Delaware law is substantially similar.

To the fullest extent permitted by Delaware law, the Delaware Certificate eliminates the liability of directors to the Company or its stockholders for monetary damages for breach of a fiduciary duty as a director.

Certain Additional Changes

The Oklahoma Bylaws assign certain powers and responsibilities to a director designated as the “Lead Independent Director”.

Additionally, the Oklahoma Bylaws provide that, at the time of election or reelection, directors must be less than 70 years of age, provided, in the sole discretion of the Board, a director who is over 70 years of age may be reelected for one additional term of one year.

Under the Delaware Bylaws, the director position of “Lead Independent Director” is replaced with the director position of “Non-Executive Chairman”.

Additionally, the Delaware Bylaws provide that, at the time of election or reelection, directors must be less than 75 years of age, provided, in the sole discretion of the Board, a director who is over 75 years of age may be reelected for one additional term of one year.

Interest of the Company’s Directors and Executive Officers in the Reincorporation

The shareholders should be aware that the Company’s directors and executive officers in voting on the Reincorporation proposal may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may provide officers and directors of the Company

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with more clarity and certainty in the reduction of their potential personal liability. The Board has considered these interests, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our Common Stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (IRS), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our Common Stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar and persons subject to the alternative minimum tax provisions of the Code. This discussion does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder.

This discussion is directed solely to holders that hold our Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our Common Stock who are:

•	Individuals who are citizens or residents of the United States;

•

Corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	Estates, the income of which is subject to U.S. federal income taxation regardless of its source;

•

Trusts, if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our Common Stock should consult its own tax adviser regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This discussion does not purport to be a complete analysis of all of the tax consequences of the Reincorporation that may be relevant to holders. We urge you to consult your own tax adviser regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, we believe:

•	The Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

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•	No gain or loss will be recognized by holders of PHX Oklahoma Common Stock on receipt of PHX Delaware common stock pursuant to the Reincorporation;

•	The aggregate tax basis of PHX Delaware common stock received by each holder will equal the aggregate tax basis of the PHX Oklahoma Common Stock surrendered by such holder in exchange therefor; and

•	The holding period of the PHX Delaware common stock received by each holder will include the period during which such holder held the PHX Oklahoma Common Stock surrendered in exchange therefor.

To approve the foregoing proposal, a majority of the shares of the Company’s outstanding Common Stock must vote “FOR” approval of Proposal No. 4. Consequently, broker non-votes and abstentions shall have the same effect as a vote against the Reincorporation. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Shareholders Vote “FOR” Reincorporation of the Company from Oklahoma to Delaware by Means of a Merger with and into a Wholly Owned Delaware Subsidiary.

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OTHER MATTERS

Stock Ownership of Management and Certain Beneficial Owners

The information provided below summarizes the beneficial ownership of each named executive officer (NEO), each of our directors, all of our directors and executive officers as a group, and owners of more than five percent of our outstanding common stock. Generally, “beneficial ownership” includes those shares of common stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such common stock within 60 days. The ownership includes Common Stock that is held directly and also Common Stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Stock Ownership of Directors, Nominees and Executive Officers

The following table sets forth information with respect to the outstanding shares of Common Stock owned beneficially as of December 31, 2021, by each current director and named executive officer, individually and all directors and executive officers as a group. Unless otherwise indicated, the address of the persons below is 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma 73118. None of the Common Stock beneficially owned as set forth below is pledged as security.

	Amount of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned(3)(4)	Common Stock

Mark T. Behrman (1)(5)(7)	88,146	*
Glen A. Brown (1)(5)(7)	39,116	*
Lee M. Canaan (1)(5)(8)	47,201	*
Peter B. Delaney (1)(5)(7)	52,660	*
Ralph D'Amico (2)(6)(7)	249,709	*
Christopher T. Fraser (1)(5)(7)	287,336	*
John H. Pinkerton (1)(5)(7)	30,928	*
Chad L. Stephens (1)(2)(6)(7)	490,276	1.4%
Freda R. Webb (2)(6)(9)	67,762	*

All directors and executive officers as a group (9 persons)	1,353,134	3.9%
*	Less than 1% owned
(1)	Director
(2)	Executive Officer
(3)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.
(4)

The number of shares shown does not include future share amounts recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan. These future share amounts represent shares to be issued in the future and have no investment or voting authority. See “Compensation of Directors” – footnote (2) of table entitled “Non-Employee Directors Compensation For Fiscal 2021.”

(5)	The number of shares includes vested and unvested shares of restricted stock granted to non-employee directors under the Company’s Long Term Incentive Plan.
(6)

The number of shares shown for Messrs. D’Amico and Stephens and Ms. Webb include unvested shares of restricted stock awarded under the Company’s Amended 2010 Restricted Stock Plan, which they exercise voting authority.

(7)	Owner has sole voting and investment power over all shares.
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Comprised of 46,124 held directly by Ms. Canaan and 1,077 shares held by the Canaan Family Trust. Ms. Canaan has sole voting and investment power over 46,124 shares and shared voting and investment power over the 1,077 shares held by the Canaan Family Trust.

(9)

Ms. Webb has sole voting and investment power over 65,502 shares and shared voting and investment power over 2,260 shares with her spouse in a joint account.  As disclosed in our Current Report on Form 8-K filed with the SEC on February 8, 2021, Ms. Webb retired from the Company effective April 1, 2021, and her beneficial share information is as of December 31, 2020.

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The Company knows of no arrangements which would result in a change in control of the Company at any future date.

Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC and information supplied to us by the shareholders, we believe the following shareholders are beneficial owners of more than 5% of our outstanding shares of Common Stock as of December 31, 2021, listed in alphabetical order:

Name and Address	Amount of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Common Stock

Edenbrook Capital, LLC (1)	5,094,571	14.8%
116 Radio Circle, Suite 202
Mount Kisco, NY 10549

Robert A. Hefner III (2)	3,677,795	10.7%
2250 Buck Mountain Road
Free Union, VA 22940

SRP Capital Advisors, LLC (3)	3,549,207	10.3%
3811 Turtle Creek Blvd.
Dallas, TX 75219
(1)

Based solely on a Schedule 13G/A filed with the SEC on September 1, 2020, with respect to Company securities held at August 27, 2020, Edenbrook Capital, LLC has shared voting power as to 2,610,602 shares and shared dispositive power as to 2,610,602 shares, shared with Jonathan Brolin, the managing member of Edenbrook Capital, LLC.  Subsequent to the filing of Schedule 13G/A with the SEC on September 1, 2020, Edenbrook Capital, LLC disclosed in a Form 4 filed with the SEC in December 2021 a beneficial ownership of 5,094,571 shares.

(2)

Based solely on review of a Schedule 13G filed with the SEC on September 11, 2020, with respect to Company securities held at September 1, 2020, Robert A. Hefner III has sole voting power as to 3,677,795 shares and sole dispositive power as to 3,677,795 shares. 3,500,000 of the shares are held through GHK Royalty LLC, 6305 Waterford Boulevard, Suite 470, Oklahoma City, OK 73118.

(3)

Based solely on a Schedule 13G filed with the SEC on October 4, 2021, with respect to Company securities held at September 24, 2021, SRP Capital Advisors, LLC has shared voting power as to 3,549,207 shares and shared dispositive power as to 3,549,207 shares, (i) shared with SRPO-II Manager, LP, William T. Fennebresque and Ryan A. Turner as to all such shares, (ii) shared with SRP Opportunities II, LP and SRP Opportunities II GP, LP as to 2,204,367 shares, (iii) shared with SRPO-II Partners I, LP and SRPO-II Partners I GP, LP as to 1,344,840 shares, (iv) shared with Crestwood Exploration Partners, LLC and CWEP-SRPOII Investments, LLC as to 67,933 shares, (v) shared with Palmetto Investment Partners, LLC and PIP-SRPOII Investments, LLC as to 42,543 shares and (vi) shared with Palmetto Investment Partners II, LLC and PIPII-SRPOII Investments, LLC as to 3,438,731 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. Based on a review of the filings with the SEC and representations that no other reports were filed, the Company believes that during fiscal 2021 all directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act.

Shareholder Proposals

Proposals of shareholders intended to be presented by shareholders at the next annual meeting to be held in March 2023, and to be included in the proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act, must be received by the Company by September 25, 2022. Any such proposals should be in writing and sent by certified mail, return receipt requested, to the Company’s office at 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118, Attention: Secretary. On receipt of any such proposal, the Company will determine whether to include such proposal in the proxy statement and any proxy card in accordance with SEC regulations governing the solicitation of proxies.

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Under the Company’s Bylaws, for a shareholder to nominate a candidate for director, or propose other business to be considered by shareholders, timely notice of the nomination or the other business proposed must be received by the Company in advance of the annual meeting. Ordinarily, such notice must be received not less than 90 nor more than 120 days prior to the first anniversary of the mailing of notice for the preceding year’s annual meeting. The shareholder filing the notice of nomination must describe various matters regarding the nominee, including, but not limited to, such information as name, address, occupation, business background and shares held, and the nominee must deliver a written questionnaire and agreement to the Company covering certain matters as specified in the Bylaws. For a shareholder to bring other business before a shareholders’ meeting, timely notice must be received by the Company within the time limits described above in this paragraph for notice of nomination of a candidate for director. Such notice must include a description of the proposed business, the reasons therefore, and other specified matters. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company’s proxy statement under Rule 14a-8 of the Exchange Act.

In each case, the notice must be given to the Secretary of the Company at 1601 NW Expressway, Suite 1100, Oklahoma City, OK, 73118. Any shareholder desiring a copy of the Company’s Bylaws will be furnished one without charge on written request to the Secretary. A copy of the Bylaws is available on the Company’s website at www.phxmin.com under the “Corporate Governance” section of the “Investors” tab.

The Company’s Bylaws include provisions providing access to the Company’s proxy statement and proxy card for director elections to eligible shareholders who wish to nominate a person for election to the Company’s Board of Directors. To be eligible to access the Company’s proxy statement and proxy card for this purpose, a shareholder, together with its affiliates, must have held beneficial ownership of at least 5% of the Common Stock for at least one year prior to providing notice to the Company seeking access to its proxy statement. Notice from a shareholder seeking such access must be received by the Company in the same time period required for shareholders seeking to nominate directors to the Company’s Board of Directors. Only one seat on the Board may be held by a person elected as a director resulting from a shareholder’s use of these proxy access Bylaw provisions. A shareholder seeking access to the Company’s proxy statement shall provide all information required from a shareholder seeking to nominate a director as well as undertakings signed by the shareholder and the proposed nominee. The Bylaw provision is the exclusive means for shareholders to include nominees for a director in the Company proxy statement and proxy card.

Annual Report to Shareholders

A copy of the Company’s Annual Report on Form 10-K for fiscal 2021, filed with the SEC on December 13, 2021, is included in the Annual Report to Shareholders provided with this Proxy Statement. A separate Form 10-K and copies of the Company’s charters for the various committees of the Board, the Corporate Governance Guidelines and the Company’s codes of ethics are available, free of charge, on written or oral request made to the Company at the address or telephone number set forth below, or can be viewed at the Company’s website: www.phxmin.com.

Ralph D’Amico, Secretary
PHX Minerals Inc.
1601 NW Expressway, Suite 1100
Oklahoma City, OK 73118
405.948.1560

By Order of the Board of Directors

January 20, 2022	Ralph D’Amico, Secretary

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Please vote your shares promptly.

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Appendix A

AGREEMENT AND PLAN OF MERGER
OF PHX MINERALS INC.
(an Oklahoma corporation)
AND
PHX MINERALS (DE) INC.
(a Delaware corporation)

This Agreement and Plan of Merger, dated as of _____________________ (the “Agreement”), is made by and between PHX Minerals Inc., an Oklahoma corporation (“PHX Oklahoma”), and PHX Minerals (DE) Inc., a Delaware corporation and wholly owned subsidiary of PHX Oklahoma (“PHX Delaware”). PHX Oklahoma and PHX Delaware are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

WHEREAS, PHX Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 54,010,500 shares, 54,000,500 shares of which are designated common stock, par value $0.01666 per share, and 10,000 shares of which are designated preferred stock, par value $0.01666 per share. As of the date of this Agreement, [________] shares of common stock of PHX Delaware were issued and outstanding, all of which were held by PHX Oklahoma, and no shares of preferred stock were issued and outstanding.

WHEREAS, PHX Oklahoma is a corporation duly organized and existing under the laws of the State of Oklahoma and has an authorized capital of 54,000,500 shares, currently divided into 54,000,500 shares of Class A Common Stock, par value $0.01666 per share. As of the date of this Agreement, [________] shares of Class A Common Stock of PHX Oklahoma were issued and outstanding.

WHEREAS, the Board of Directors of PHX Oklahoma has determined that, for the purpose of effecting the reincorporation of PHX Oklahoma in the State of Delaware, it is advisable and in the best interests of PHX Oklahoma and its shareholders that PHX Oklahoma merge with and into PHX Delaware upon the terms and conditions herein provided.

WHEREAS, the respective Boards of Directors of the Constituent Corporations have approved and declared the advisability of this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

WHEREAS, PHX Oklahoma, as the sole stockholder of PHX Delaware, has adopted this Agreement in accordance with the Delaware General Corporation Law (the “DGCL”).

WHEREAS, shareholders holding a majority of the shares of outstanding common stock of PHX Oklahoma approved the principal terms of this Agreement in accordance with the Oklahoma General Corporation Act (the “OGCA”) on March [2], 2022.

WHEREAS, the Merger (as defined below) is intended to qualify as a transaction governed by Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, the Constituent Corporations hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

Article 1
merger

1.1Merger.  In accordance with the provisions of this Agreement, the DGCL and the OGCA, PHX Oklahoma shall be merged with and into PHX Delaware (the “Merger”), the separate existence of PHX Oklahoma shall cease and PHX Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and PHX Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.” The name of the Surviving Corporation shall be “PHX Minerals Inc.”

1.2Filing and Effectiveness.  Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

(a)This Agreement shall have been adopted by the sole stockholder of PHX Delaware and the principal terms of this Agreement shall have been approved by the shareholders of PHX Oklahoma in accordance with the requirements of the DGCL and the OGCA, which adoption and approval by such sole stockholder of PHX Delaware and by the shareholders of PHX Oklahoma has occurred as of ________________ and March [2], 2022, respectively;

(b)All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c)A certificate of ownership and merger as provided in Section 253 of the DGCL (the “Delaware Certificate of Merger”) setting forth a copy of the resolution of the Board of Directors of PHX Oklahoma effecting the Merger (the “Merger Resolution”) shall have been filed with the Secretary of State of the State of Delaware and a certificate of ownership and merger as provided in Section 1083 of the OGCA (the “Oklahoma Certificate of Merger”) setting forth a copy of the Merger Resolution shall have been filed with the Secretary of State of the State of Oklahoma.

The Merger shall become effective upon the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as the Constituent Corporations agree and specify in the Delaware Certificate of Merger (the “Effective Time”).

1.3Effect of the Merger.  The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL and the OGCA. Without limiting the generality of the foregoing, at the Effective Time, all of the assets, properties, rights, privileges, powers and franchises of the Constituent Corporations shall vest in the Surviving Corporation, and all of the debts, liabilities, obligations, restrictions and duties of the Constituent Corporations shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

1.4Tax Treatment.

(a)The Constituent Corporations intend that the Merger in conjunction with the formation of PHX Delaware qualify as a tax-free reorganization pursuant to Section 368(a)(1) of the Code.

(b)The Constituent Corporations intend that they be treated as “parties” to the reorganization under Sections 354, 361 and 1032 of the Code and Sections 1.368-2(f) of the Treasury Regulations issued under the Code (“Treasury Regulations”); this Agreement be treated as a “plan of reorganization” under Treasury Regulation Sections 1.368-2(g) and 1.368-3(a); and the Merger be undertaken pursuant to this plan of reorganization.

(c)The Constituent Corporations hereto shall each perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to effect the transactions as set forth above, and to secure their treatment as a reorganization under Section 368 of the Code and under applicable state and local tax law as contemplated by this Agreement. To the extent U.S. federal income tax reporting and/or state and local tax reporting is required, each Constituent Corporation shall report the transactions described herein as described above.

ARTICLE 2
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1Certificate of Incorporation.  The Certificate of Incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as set forth on Exhibit A hereto, until duly amended in accordance with the provisions thereof and applicable law.

2.2Bylaws.  The Bylaws of PHX Delaware as in effect immediately prior to the Effective Time shall continue in full force and effect as the Bylaws of the Surviving Corporation, other than as amended to reflect the name of the Surviving Corporation, until duly amended in accordance with the provisions thereof and applicable law.

2.3Directors and Officers.  The directors and officers of PHX Oklahoma immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, with such directors and officers serving as such until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE 3
MANNER OF CONVERSION OF STOCK

3.1PHX Oklahoma Common Stock.  Upon the Effective Time, each share of PHX Oklahoma Class A Common Stock, par value $0.01666 per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, par value $0.01666 per share, of the Surviving Corporation.

3.2PHX Oklahoma Employee Benefit Plans.  Upon the Effective Time, the obligations of PHX Oklahoma under or with respect to every plan, trust, program, benefit and employment agreement or arrangement then in effect or administered by PHX Oklahoma for the benefit of the directors, officers and employees of PHX Oklahoma or any of its subsidiaries shall become the lawful obligations of PHX Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. At the Effective Time, PHX Delaware hereby expressly adopts and assumes all obligations of PHX Oklahoma under each such plan, trust, program, benefit and employment agreement or arrangement.

3.3PHX Oklahoma Equity Incentive Plans.  Upon the Effective Time, PHX Delaware shall assume and continue each of the PHX Oklahoma equity incentive plans, including all equity incentive plans heretofore assumed by PHX Oklahoma (collectively, the “Equity Plans”), and all awards then outstanding thereunder. Each Equity Plan and each such award shall have the same terms and conditions, including the same number of shares of stock reserved or covered thereunder, as applicable, except that (i) the stock reserved or covered under each Equity Plan and all awards then outstanding thereunder shall be the common stock of PHX Delaware, (ii) any performance goals thereunder related to PHX Oklahoma shall relate to PHX Delaware and (iii) PHX Delaware shall have the duties, responsibilities and authorities of PHX Oklahoma thereunder. At the Effective Time, PHX Delaware hereby expressly adopts and assumes all obligations of PHX Oklahoma under all Equity Plans. A number of shares of PHX Delaware’s common stock shall be reserved for issuance under the Equity Plans equal to the number of shares of PHX Oklahoma common stock so reserved immediately prior to the Effective Time.

3.4PHX Delaware Common Stock.  Upon the Effective Time, each share of Common Stock, par value $0.01666 per share, of PHX Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by PHX Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

3.5Exchange of Certificates.  After the Effective Time, each holder of a certificate representing shares of PHX Oklahoma Class A Common Stock outstanding immediately prior to the Effective Time may, at such shareholder’s option, surrender the same for cancellation to a transfer agent designated by the Surviving Corporation (the “Transfer Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of PHX Oklahoma Class A Common Stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of PHX Oklahoma Class A Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of PHX Oklahoma so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

ARTICLE 4
CONDITIONS

4.1Obligations.  The obligations of PHX Oklahoma under this Agreement shall be conditioned upon the occurrence of the following events:

(a)Shareholder Approval.  The principal terms of this Agreement shall have been duly approved by the shareholders of PHX Oklahoma, which approval was duly obtained on March [2], 2022; and

(b)Consents, Approvals or Authorizations.  Any consents, approvals or authorizations that PHX Oklahoma in its sole judgment deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained.

ARTICLE 5
GENERAL

5.1Covenants of PHX Delaware.  PHX Delaware covenants and agrees that it will, on or before the Effective Time:

(a)Qualify to do business as a foreign corporation in the State of Oklahoma and in connection therewith appoint an agent for service of process as required under the provisions of Section 1022 of the OGCA;

(b)File the Delaware Certificate of Merger setting forth the Merger Resolution with the Secretary of State of the State of Delaware;

(c)File the Oklahoma Certificate of Merger setting forth the Merger Resolution with the Secretary of State of the State of Oklahoma; and

(d)Take such other actions as may be required by the DGCL and the OGCA.

5.2Further Assurances.  From time to time, as and when required by PHX Delaware or by its successors or assigns, there shall be executed and delivered on behalf of PHX Oklahoma such deeds and other instruments, and there shall be taken or caused to be taken by PHX Delaware and PHX Oklahoma such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by PHX Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of PHX Oklahoma and otherwise to carry out the purposes of this Agreement, and the officers and directors of PHX Delaware are fully authorized in the name and on behalf of PHX Oklahoma or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3Abandonment.  At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either PHX Oklahoma or of PHX Delaware, or of both, notwithstanding the approval of the principal terms of this Agreement by the shareholders of PHX Oklahoma or the adoption of this Agreement by the sole stockholder of PHX Delaware, or by both.

5.4Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to applicable PHX Delaware stockholder approval or PHX Oklahoma shareholder approval shall not, unless approved by such stockholder or shareholders as required by law:

(a)Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b)Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c)Alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the OGCA.

5.6Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of PHX Minerals Inc., an Oklahoma corporation, and PHX Minerals (DE) Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

PHX MINERALS INC.,
an Oklahoma corporation

By:
Name:
Title:

PHX MINERALS (DE) INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

Appendix B

CERTIFICATE OF INCORPORATION

OF

PHX MINERALS INC.

i

TABLE OF CONTENTS

ii

CERTIFICATE OF INCORPORATION OF

PHX MINERALS INC.

Article I
NAME OF THE CORPORATION

The name of the corporation is PHX Minerals Inc. (the “Corporation”).

Article II
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 108 Lakeland Ave, Dover, Kent County, Delaware 19901. The name of the registered agent of the Corporation at such address is Capitol Services, Inc.

Article III
BUSINESS PURPOSE AND DURATION

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). The Corporation is to have perpetual existence.

Article IV
CAPITAL STOCK

Section 4.01.Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is fifty-four million ten thousand five hundred (54,010,500), of which fifty-four million five hundred (54,000,500) shares shall be shares of common stock, par value of $0.01666 per share (“Common Stock”), and ten thousand (10,000) shares shall be shares of preferred stock, par value of $0.01666 per share (“Preferred Stock”).

Section 4.02.Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

Section 4.03.Preferred Stock. The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a)the designation of the series;

(b)the number of shares of the series;

(c)the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d)whether the series will have voting rights, generally or upon specified events, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(e)whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(f)whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g)the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(h)the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i)the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(j)any other relative rights, preferences, and limitations of that series.

Article V
BOARD OF DIRECTORS

Section 5.01.General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.02.Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Board of Directors shall be fixed from time to time in accordance with the Bylaws of the Corporation (the “Bylaws”).

Section 5.03.Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

Section 5.04.No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

Article VI
LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01.Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Section 6.02.Indemnification. The corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

Article VII
STOCKHOLDER ACTION

Subject to the rights of any series of Preferred Stock then outstanding, any action that is required or permitted to be taken by the stockholders at any annual or special meeting may be taken by the stockholders by consent in lieu of a meeting of stockholders pursuant to the procedures and requirements set forth in the Bylaws.

Article VIII
BYLAWS

Section 8.01.Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the Bylaws without any action on the part of the stockholders.

Section 8.02.Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws pursuant to the procedures and requirements set forth in the Bylaws.

Article IX
SIGNIFICANT TRANSACTIONS

Except as otherwise required by non-waivable or non-modifiable applicable law, no merger, consolidation, conversion, liquidation or dissolution of the Corporation, nor any action that would result in the same or that would result in the disposition of all or substantially all of the assets of the Corporation, in any such case, which requires stockholder approval under applicable law, shall be valid unless first approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of capital stock then entitled to vote on such matters; provided, however, that if any such action has been approved prior to the vote by the stockholders by two-thirds of the whole Board of Directors, the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote on such matters shall be required, to the extent such stockholder approval is otherwise required by the DGCL. The provisions set forth in this Article may not be repealed, altered or amended, in any respect whatsoever, unless such repeal, alteration or amendment is approved by either (a) the affirmative vote of holders of sixty-six and two-thirds percent (66-2/3%) of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote on such matters or (b) the affirmative vote of two-thirds of the whole Board of Directors and the affirmative vote of holders of a majority of the shares of the Corporation’s capital stock then issued and outstanding and entitled to vote on such matters.

Article X
AMENDMENTS

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

Appendix C

BYLAWS

OF

PHX MINERALS INC.

(a Delaware corporation)

(Effective as of ___________, 2022)

TABLE OF CONTENTS

BYLAWS

PHX MINERALS INC.

(a Delaware corporation)

(Effective as of ______, 2022)

i

ii

Section 10.01	Amendment	C-31
ARTICLE XI FORUM SELECTION		C-31
Section 11.01	Delaware Forum	C-31
Section 11.02	Federal Forum	C-31
ARTICLE XII CONSTRUCTION		C-32
Section 12.01	Construction	C-32

iii

BYLAWS

OF

PHX MINERALS INC.

(Effective as of _________, 2022)

The following Bylaws of PHX Minerals Inc., a Delaware corporation (the “Corporation”), have been adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation, effective as of _______, 2022.

The following terms used herein shall have the following meanings: (i) “Bylaws” shall mean the Corporation’s Bylaws as in effect from time to time; (ii) “Certificate of Incorporation or “Certificate” shall mean the Corporation’s Certificate of Incorporation as in effect from time to time; (iii) “DGCL” shall mean the Delaware General Corporation Law as it may be amended from time to time; (iv) “Common Stock” shall mean the Corporation’s common stock; (v) “whole Board” shall mean the total number of directors which the Corporation would have if there were no vacancies; (vi) “Non-Executive Chairman” shall mean the director elected from time to time by the Board to serve as the Non-Executive Chairman of the Board; and (vii) “Board” shall mean the Board of Directors of the Corporation and an individual member of the Board may be referred to as a “director”.

ARTICLE I
STOCKHOLDERS

Section 1.01Annual Meeting.  An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting in accordance with the provisions of these Bylaws and the DGCL, shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, on such date, and at such time as the Board shall each year fix, which date shall be within six (6) months following the end of the fiscal year of the Corporation.

Section 1.02Special Meetings.  Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by the DGCL, at any time only by the Board.  The Board shall have the sole right to determine the proper purpose or purposes of such meeting.  Special meetings of the stockholders shall be held at such places, if any, either within or without the State of Delaware, or by means of remote communication, on such dates and times as the Board may determine which shall be specified in the respective notices or waivers of notice thereof.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of the special meeting.

Section 1.03Notice of Meetings; Waiver.  The Secretary or any Assistant Secretary shall cause written notice of the place (if any), means of remote communication (if any), date, and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally, by e-mail, by other electronic transmission permitted by applicable law or by mail, not less than ten (10) nor more than sixty (60) days prior to the meeting, to each stockholder of record entitled to vote at such meeting, except as otherwise provided herein or required by the DGCL.  If mailed, notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or any other agent of the Corporation that such notice has been given, in the absence of fraud, will be prima facie evidence of the facts stated therein.

No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice.  The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 1.04Record Date for Meetings of Stockholders.  In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.05Quorum.  Except as otherwise required by the DGCL, the Certificate of Incorporation, or these Bylaws, the presence in person or by proxy of the holders of record of a majority of the shares of Common Stock entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.  A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Section 1.06Adjournment.  If a quorum is not present at any meeting of the stockholders, then the chairman of the meeting or the stockholders present in person or by proxy shall have the power to adjourn any meeting from time to time until a quorum is present.  Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken; provided, however, if the adjournment is for more than thirty (30) days, or, if after the adjournment, a new record date for the adjourned meeting is fixed, a notice of the adjourned meeting, conforming to the requirements of Section 1.03, shall be given to each stockholder of record entitled to vote at such meeting.  At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

Section 1.07Voting.  If a record date has been fixed by the Board for a meeting of stockholders, every holder of record of shares of Common Stock entitled to vote at a meeting of stockholders shall be entitled to one (1) vote for each share of Common Stock outstanding in his, her or its name on the books of the Corporation at the close of business on such record date.  If no record date has been fixed, then every holder of record of shares of Common Stock entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of Common Stock standing in his, her or its name on the records of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  Except as otherwise required by the DGCL, the Certificate of Incorporation or these Bylaws, the vote of a majority of the shares of Common Stock represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

Section 1.08Voting by Ballot.  At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting, as determined pursuant to Section 1.10.  If ordered by the chairman of the meeting, the vote upon any election or question shall be taken by ballot and, upon like order, the voting shall be conducted by one or more inspectors, selected by such chairman of the meeting, in which event the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by such inspector(s).  Unless ordered by the chairman of the meeting, or required by the DGCL, no vote of the stockholders need be taken by written ballot or conducted by inspectors of election.  Any vote which need not be taken by ballot may be conducted in any manner approved by the chairman of the meeting.

Section 1.09Proxies.  Any stockholder entitled to vote at any meeting of the stockholders may, by a written instrument signed by such stockholder, or his, her or its attorney‑in‑fact, authorize another person or persons to vote at any such meeting.  No such proxy shall be voted or acted upon after the expiration of three (3) years from the date of such proxy, unless such proxy provides for a longer period.  Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where the DGCL provides that a proxy shall be irrevocable.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Each proxy shall be delivered to the inspectors of election prior to or at the meeting.

Section 1.10Conduct of Stockholders’ Meetings.  The Chief Executive Officer shall preside at all stockholders’ meetings as the chairman of the meeting.  The Board may designate another person to preside over a meeting of stockholders as the chairman.  The Secretary or in his absence a person designated by the Chief Executive Officer shall act as secretary of the meeting.

The Board may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 1.11List of Stockholders Entitled to Vote.  The Corporation shall prepare a complete list of holders of Common Stock entitled to vote at any meeting of the stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order and showing the address of each such holder and the number of shares of Common Stock registered in the name of each such holder; provided that the Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation.

The stock list shall also be kept at the place of the meeting during the whole time thereof, and shall be open to examination during the meeting by any stockholder who is present.  The original or duplicate stock ledger shall be the only evidence as to the identity of the stockholders entitled to examine the stock list and to vote in person or by proxy at the meeting.

Section 1.12Inspectors of Elections.  The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  The inspector or inspectors so appointed or designated shall ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the number of shares of Common Stock represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and certify their determination of the number of shares of Common Stock represented at the meeting and their count of all votes and ballots.  Such certification and report shall specify such other information as may be required by the DGCL.  In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders of the Corporation, the inspectors may consider such information as is permitted by the DGCL.  No person who is a candidate for an office at an election may serve as an inspector at such election.

The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

Section 1.13Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

(a)Annual Meetings of Stockholders.

(1)Nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may only be made at an annual meeting of stockholders

(i)   pursuant to the Corporation’s notice of meeting,

(ii)   by or at the direction of the Board, or

(iii)   by any stockholder of the Corporation who was

(A)    a stockholder of record both at the time of giving of notice provided for in this Section 1.13(a) and at the time of the annual meeting,

(B)    is entitled to vote at the meeting, and

(C) complies with this Section 1.13(a).

Clause (iii) above shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(2)Without qualification, for nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 1.13(a)(1), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice shall set forth all information required under this Section 1.13 and shall be delivered to the Secretary at the principal executive office of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual stockholders’ meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made.  In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(3)To be in proper form, such stockholder’s notice, whether given pursuant to Section 1.13(a)(2) for annual meetings, or Section 1.13(b) for special meetings, shall set forth:

(i)   as to each individual whom the stockholder proposes to nominate for election or reelection as a director,

(A)    the name, age, business address and residence address of such individual,

(B)    the number of shares of Common Stock that are beneficially owned by such individual and the date such shares were acquired and the investment intent of such acquisition,

(C)    whether such stockholder believes any such individual is independent of the Corporation and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Corporation, to make such determination,

(D)    a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and Stockholder Associated Person (defined below), if any, and their respective Affiliates and associates or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective Affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K under the Exchange Act as if the stockholder making the nomination and any Stockholder Associated Person on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of the registrant,

(E)    all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and

(F)    such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee;

(ii)   as to any other business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth:

(A)    a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person, individually or in the aggregate, including any anticipated benefit to the stockholder and any Stockholder Associated Person therefrom,

(B)    a description of all agreements, arrangements and understandings between such stockholder and Stockholder Associated Person, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and

(C)    the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); and

(iii)   as to the stockholder giving the notice and any Stockholder Associated Person, if any, on whose behalf the nomination or proposal is made, set forth,

(A)    the name and address of such stockholder and of such Stockholder Associated Person, as they appear on the Corporation’s books,

(B)    the number of all shares of Common Stock which are, directly or indirectly, owned beneficially and of record by such stockholder and by such Stockholder Associated Person,

(C)    any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any shares of Common Stock or with a value derived in whole or in part from the value of shares of Common Stock, whether or not such instrument or right shall be subject to settlement in the underlying class of shares of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and by such Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of Common Stock of the Corporation,

(D)    any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or such Stockholder Associated Person has a right to vote any shares of Common Stock,

(E)    any short interest in any shares of Common Stock (for purposes of this Section 1.13, a person shall be deemed to have a short interest in such shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit  derived from any decrease in the value of such shares),

(F)    any rights to dividends on the shares of Common Stock owned beneficially by such stockholder or such Stockholder Associated Person that are separated or separable from the underlying shares of Common Stock,

(G)    any proportionate interest in shares of Common Stock or Derivative Instruments held, directly, by a general or limited partnership in which such stockholder or such Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner,

(H)    any performance related fees (other than an asset-based fee) that such stockholder or such Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interest held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose any such ownership as of the record date), and

(I)    any other information relating to such stockholder and Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election (even if an election contest is not involved) pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

(4)Notwithstanding anything in this Section 1.13(a) to the contrary, in the event the Board increases or decreases the number of directors in accordance with Section 2.02 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders, a stockholder’s notice required by this Section 1.13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b)Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of individuals for election to the Board may be made at a special meeting of stockholders at which directors are to be elected:

(i)   pursuant to the Corporation’s notice of meeting,

(ii)   by or at the direction of the Board, or

(iii)   provided that the Board has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who:

(A)    is a stockholder of record at the time of giving of notice provided for in this Section 1.13 and at the time of the special meeting,

(B)    is entitled to vote at the meeting, and

(C)    complies with the notice provisions and procedures set forth in this Section 1.13 as to such nomination.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice in the form required by Section 1.13(a)(3) shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected as such meeting.  In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)General.

(1)To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.13 of these Bylaws) to the Secretary at the executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person

(i)   is not and will not become a party to,

(A)    any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or

(B)    any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law,

(ii)   is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein,

(iii)   in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation publicly disclosed from time to time, and

(iv)   will abide by the requirements of any resignation policy in connection with the majority voting policies of the Corporation, if applicable.

(2)Upon written request by the Secretary or the Board or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting stockholders shall provide, within five business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board or any committee thereof or any authorized office of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder or proposed nominee pursuant to this Section 1.13.  If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 1.13.

(3)Only such individuals who are nominated in accordance with this Section 1.13 shall be eligible for election as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 1.13.  The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 1.13 and, if any proposed nomination or business is not in compliance with this Section 1.13, to declare that such defective proposal or nomination shall be disregarded.

(4)Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13, provided however, that any references in this Section 1.13 to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.13(a)(1)(iii) or Section 1.13(b).  Nothing in this Section 1.13 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

(5)For the purposes of this Section 1.13, the terms below shall have the following meanings:

(i)   “Stockholder Associated Person” of any stockholder shall mean:

(A)    any person controlling, directly or indirectly, or acting in concert with, such stockholder,

(B)    any beneficial owner of shares of Common Stock of the Corporation owned of record or beneficially by such stockholder, and

(C)    any person controlling, controlled by or under common control with such Stockholder Associated Person;

(ii)   the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election or directors;

(iii)   “public announcement” shall mean disclosure:

(A)    in a press release reported by a national news service, or

(B)    in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act; and

(iv)   “Affiliate” is defined in Section 1.14(b)(viii).

Section 1.14Stockholder Access to Corporation’s Proxy Statement for Director Elections.

(a)Election of Directors.  Whenever the Corporation solicits proxies with respect to an election of directors at an annual or special meeting (an “Election”), it shall include in its proxy statement and on its proxy card, in addition to individuals nominated by the Board, up to the Permitted Number of individuals nominated in compliance with these Bylaws by one or more Eligible Stockholders (such right of inclusion being sometimes referred to as “Access” and the individual nominee of each Eligible Stockholder being sometimes referred to as an “Access Nominee”).  Any Eligible Stockholder holder seeking to have its nominee included in the Corporation’s proxy statement and on the Corporation’s proxy card shall comply with all provisions of these Bylaws otherwise applicable to stockholder nominations and furnish to the Secretary of the Corporation, no later than the last day on which stockholder nominations for consideration in the Election may be made under Section 1.13 of these Bylaws (the “Advance Notice Date”),

(i)   the information set forth in Section 1.13,

(ii)   the questionnaire and representation and agreement required by Section 1.13(c)(1),

(iii)   the written undertakings described in subsections (d) and (e) below, and

(iv)   any accompanying statement from the Eligible Stockholder (as defined below) to be included in the Corporation’s proxy statement, which statement in order to be so included shall not exceed 500 words and must fully comply with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, including Rule 14a‑9.

Notwithstanding anything to the contrary contained in this Section 1.14, the Corporation may omit from its proxy materials any information or statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 1.14 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Access Nominee.

The form of proxy that the Corporation distributes for the annual meeting of stockholders shall permit stockholders to give instructions for the voting of their shares with respect to the election of the Access Nominee in substantially the same manner as provided with respect to the nominees of the Board, but shall clearly distinguish between an Access Nominee and a nominee of the Board.  The nominees need not be listed in alphabetical order either in the proxy statement or the form of proxy.  Moreover, the form of proxy may permit stockholders to vote for all of the Boards’ nominees without specifying each such nominee, as well as to give discretion to the named proxies to vote for (or withhold votes from) nominees of their choice.

The Corporation shall not be required to provide Access with respect to any annual meeting of stockholders (a) for more than the Permitted Number of stockholder nominees or (b) if it receives timely notice pursuant to Section 1.13 that any stockholder proposes to nominate a candidate for election with respect to which Access is not being requested.

(b)Definitions.  For purposes of this Section 1.14:

(i)   “Permitted Number” means one seat on the Corporation’s Board; provided, however, that the Permitted Number shall be reduced, but not below zero, by the sum of (a) the number of such director candidates for which the Corporation shall have received from Eligible Stockholders by the Advance Notice Date one or more valid stockholder notices nominating director candidates, and (b) the number of directors in office for whom access to the Corporation’s proxy materials was previously provided pursuant to this Section 1.14 (“Access Director”), other than any such person who has served as a director continuously for at least six years.

(ii)   “Eligible Stockholder” means a stockholder of the Corporation that, together with its Affiliates, has continuously held Beneficial Ownership and Economic Interest of not less than the Required Interest for at least one year preceding the Advance Notice Date, and that complies with all applicable provisions of these Bylaws; provided that for purposes of determining an Eligible Stockholder, the following shares shall be excluded: (a) shares sold by such person or any of its Affiliates in any transaction that has not been settled or closed (b) shares borrowed by such person or any of its Affiliates for any purposes or purchased by such person or any of its Affiliates pursuant to an agreement to resell or (c) shares subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its Affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such person’s or Affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or Affiliate.

(iii)   “Beneficial Ownership” means the power to vote or direct the voting of, or to dispose or direct the disposition of, the securities in question.

(iv)   “Economic Interest” in a security means having or sharing the opportunity, directly or indirectly, to profit or share in any profit (or loss) derived from a transaction in the security, including through options, swaps or other derivative securities or synthetic arrangements.

(v)   “Independent” with respect to a nominee for director pursuant to this Section 1.14 shall mean (a) that the nominee would be considered an independent director in accordance with the listing standards of the principal U.S. securities market in which the Common Stock trades or, if no such listing standards are applicable at the time, in accordance with the standards used by the Board or a duly authorized committee thereof in determining and disclosing the independence of the Corporation’s directors in accordance with the rules of the SEC and (b) the nominee is not an employee or officer of, or consultant to, the Eligible Stockholder or any of its Affiliates and has no other material association, by agreement, understanding or familial or other relationship, with the Eligible Stockholder or any of its Affiliates.

(vi)   “Disqualified Repeat Nominee” in respect of an election shall mean an individual as to whom access to the Corporation’s proxy materials for the immediately preceding election was provided and who (i) withdrew from or became ineligible or unavailable for election at the meeting, or (ii) received at such meeting votes in favor of his or her election representing less than 50% of the total votes cast for or withheld from his or her election.

(vii)   “Required Interest” means 5% of the outstanding Common Stock entitled to vote in the Election, based upon the number of outstanding shares of Common Stock most recently disclosed prior to the Advance Notice Date by the Corporation in a filing with the Securities and Exchange Commission.

(viii)   “Affiliate” of a specified person means a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the specified person, and, with respect to any investment company (as defined in the Investment Company Act of 1940, whether or not exempt from registration thereunder), shall also include all other investment companies managed by the same investment adviser or any of its Affiliates.

(c)Limitation on Nominees by Eligible Stockholders.  Subject to the following sentence and any undertaking previously provided by an Eligible Stockholder pursuant to Section

1.14(d) below, each Eligible Stockholder, together with its Affiliates, may nominate one, and not more than one, individual under this Section for inclusion in the Corporation’s proxy statement and on its proxy card.  If the Corporation shall receive more than the Permitted Number of proposed nominations from Eligible Stockholders in compliance with these Bylaws, then the nominee nominated by the Eligible Stockholder possessing the largest Beneficial Ownership of Common Stock as of the Advance Notice Date shall be the only nominee for purposes of this Section 1.14.

(d)Delivery of Undertaking by Eligible Stockholders.  Any Eligible Stockholder nominating an individual for director in accordance with this Section shall execute and deliver to the Corporation no later than the Advance Notice Date an undertaking, in a form to be provided by the Secretary of the Corporation, that it will, and will cause its Affiliates to,

(i)   not sell or otherwise dispose of its Beneficial Ownership and Economic Interest of Common Stock so as to reduce the Beneficial Ownership and Economic Interest held by such Eligible Stockholder, together with its Affiliates, below the Required Interest on or prior to the date of the Election (and representing that they have no present intention of reducing, within one year following the Election, their aggregate Beneficial Ownership and Economic Interest below the greater of (x) the Required Interest and (y) 75% of their aggregate Beneficial and Economic Interest as of the Advance Notice Date),

(ii)   comply with the provisions of the Corporation’s Certificate of Incorporation and Bylaws and all laws and regulations relating to the accompanying statement submitted by the Eligible Stockholder and any solicitation or communications with stockholders of the Corporation in connection with such nomination,

(iii)   indemnify the Corporation and its agents and representatives in respect of any and all liabilities that may arise out of the accompanying statement submitted by the Eligible Stockholder or any solicitation or communications with stockholders of the Corporation by such Eligible Stockholder, its Affiliates or their respective agents or representatives in connection with such nomination, including as a result of any violation of law or regulation by such Eligible Stockholder, its Affiliates or their respective  agents or representatives in connection therewith,

(iv)   not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the matters to be voted on at the meeting at which the Election is held,

(v)   file all solicitation materials used by it or on its behalf with the Securities and Exchange Commission under cover of Schedule 14A promulgated under the Exchange Act, and

(vi)   for a period of one year from the date of the Election, not (x) nominate any individual to be a director of the Corporation or conduct any solicitation with respect to an election for directors of the Corporation other than with respect to the Election and in accordance with this Section 1.14 or (y) acquire or propose to acquire Beneficial Ownership of or an Economic Interest in any Common Stock such that such Eligible Stockholder, together with its Affiliates, would have aggregate Beneficial Ownership of, and/or an Economic Interest in, more than the greater of (I) 10% of the Common Stock or (II) an additional 5% of the Common Stock in excess of the aggregate Beneficial Ownership and Economic Interest held by such Notice Date.

(e)Delivery of Undertaking From Nominee of Eligible Stockholder. Any Eligible Stockholder nominating an individual for director in accordance with this Section, in addition to the requirements of Section 1.13(c)(1), shall also deliver to the Corporation no later than the Advance Notice Date a signed undertaking of its nominee agreeing that he or she will tender his or her resignation from the Board if: (i) any of the information provided to the Corporation by the Eligible Stockholder or the nominee pursuant to this Bylaw is determined to be inaccurate in any material respect, or (ii) the Eligible Stockholder or any of its Affiliates shall breach their obligations under the undertakings described in subsection (d) above in any material respect.

(f)Consideration By Governance and Sustainability Committee.  The Governance and Sustainability Committee, or any successor Committee responsible for recommending director nominees to the Board, shall consider a nomination pursuant to this Section 1.14, and shall determine if the Access Nominee is Independent and may, in its discretion, make a recommendation to the Board as to whether the Access Nominee should be nominated by the Board for election at the annual meeting of stockholders.

If the Board nominates an Access Nominee as part of the Board’s slate of nominees, the Notice of Access will be deemed withdrawn and the former Access Nominee shall be presented to the stockholders in the same manner as any other nominee of the Board.  However, if elected, the Access Nominee shall be considered a director for whom Access was provided for all purposes of this Section, including the determination of the Permitted Number.  If the Board does not so nominate the Access Nominee, access to the Corporation’s proxy materials shall be provided in accordance with the terms and subject to the conditions of this Section 1.14.

The Board or a Committee thereof may adopt such rules or guidelines for applying the provisions of this Section as it determines are appropriate.  These may include timing and other such adjustments as may be appropriate in the event an Access Nominee for whom Notice of Access has been provided becomes unavailable or unwilling to serve or becomes ineligible.

(g)Exclusive Method for Inclusion.  This Section 1.14 shall provide the exclusive method for stockholders to include nominees for director in the Corporation’s proxy statement and on the Corporation’s proxy card.

Section 1.15Consent of Stockholders in Lieu of Meeting.  Whenever the vote of stockholders at any annual or special meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action taken, shall be signed by the holders of seventy-five percent (75%) of the outstanding shares of Common Stock and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, postage prepaid, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 1.15 to the Corporation, written consents signed by the holders of the requisite number of shares of outstanding Common Stock are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, postage prepaid, return receipt requested.

An electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 1.15, provided, that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine that the electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder.

ARTICLE II
DIRECTORS

Section 2.01General Powers.  Except as may otherwise be provided by the DGCL, by the Certificate of Incorporation or by these Bylaws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board and the Board may exercise all the powers of the Corporation.

Section 2.02Number; Election.  The number of directors constituting the whole Board shall be not less than five and shall be designated by resolution adopted by a vote of (i) two-thirds (2/3) of the whole Board, or (ii) at an annual or special meeting of the stockholders by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the shares of outstanding Common Stock entitled to vote.  No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term.  The Board shall be divided into three classes as nearly equal in number as possible with the term of office of one class expiring each year.  Except as otherwise provided in this Section 2.02, and in Sections 2.03 and 2.12, each class of directors shall be elected for three (3) year terms at each annual meeting of the stockholders.  Each director and his or her replacement (whenever elected) shall hold office until the next annual election of the class for which each such director has been chosen and his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.  If the annual meeting for the election of directors is not held on the date designated therefor, the Non-Executive Chairman shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for an uncontested election of directors, provided a quorum is present, the directors shall be elected by a majority of the votes validly cast.  If the election of directors is contested, which the Board may determine at the record date for a stockholders’ meeting or at the time the Company’s Proxy Materials are mailed to stockholders, directors shall be elected by a plurality of the votes validly cast in such election.  If the Board determines that the election of directors is contested, the plurality vote standard shall remain even if there is no contested election at the time of the stockholders’ meeting.  If an incumbent director fails, in an uncontested election, to receive the vote required to be elected in accordance with this Section 2.02, then, such director shall tender his or her resignation, to be effective the earlier of ninety (90) days following certification of the election results or the date on which the Board selects a person to fill the office held by that director in accordance with the procedures set forth in these Bylaws and, except to the extent otherwise provided in these Bylaws, Section 223 of the DGCL.

At the time of election or re-election, directors must beneficially own shares of Common Stock and must be less than 75 years of age, provided, in the sole discretion of the Board, a director who is over 75 years of age may be reelected for one additional term of one year.  A transfer by a director of all of his shares of Common Stock shall automatically operate as his or her resignation as a director.

Section 2.03Vacancies; New Directorships.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum.  The directors so chosen shall hold office until the next annual election of the class for which each such director has been chosen by the Board and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

Section 2.04Place of Meetings.  Board meetings may be held at such places, within or without the State of Delaware, as the Board may, from time to time, determine or as may be specified in the call of any meetings.

Section 2.05Annual and Regular Meetings.  The annual meeting of the Board for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of the annual meeting of the stockholders or at the principal office of the Corporation.  The Board from time to time may by resolution provide for the holding of regular meetings and fix the place and the date and hour of such meetings.  Notice of regular meetings need not be given; provided, however, that if the Board shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly or otherwise sent as provided in Section 2.06, to each director who shall not have been present at the meeting at which such action was taken.  Notice of such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting.

Section 2.06Special Meetings; Notice; Waiver.  Special meetings of the Board shall be held whenever called by the Non-Executive Chairman, the Chief Executive Officer, or by at least one‑third (1/3) of directors of the Corporation then in office, at such place, date and hour as may be specified in the respective notices or waivers of notice of such meetings.

Notice of regular or special meetings of the Board may be given in one or more of the following ways: (i) by mailing, first class postage prepaid, written notice not less than five (5) business days before the meeting to each director, addressed to him or her at his or her usual place of business; or (ii) by personally delivering written notice not less than seventy‑two (72) hours before the meeting; or (iii) by delivering written notice by a nationally recognized overnight express courier scheduled for delivery not less than seventy-two (72) hours before the meeting; or (iv) by delivering the notice by telephone, facsimile, electronic transmission or in person in a manner reasonably designed to reach the director not less than seventy‑two (72) hours before the meeting.

Only business indicated in the notice may be transacted at a special meeting except upon the consent of all directors.

Whenever notice is required to be given under any provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated herein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a Committee of the Board, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these Bylaws.

Section 2.07Presiding Officer and Secretary at Meetings.  Each meeting of the Board shall be presided over by the Non-Executive Chairman or, in his absence, any independent director as shall be chosen by the Board.  The Secretary, or in his absence an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

Section 2.08Quorum; Voting Requirements.  At all meetings of the Board, the presence of a majority of the whole Board shall constitute a quorum for the transaction of business.  Except as otherwise required by the DGCL, by the Certificate of Incorporation or by these Bylaws, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board.  If a quorum shall fail to attend any meeting, a majority of the directors present may adjourn the meeting to another place, date, or time, provided that twenty‑four (24) hours’ notice is given to all directors.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by directors consisting of at least a majority of the directors present at that meeting before such withdrawal.

Section 2.09Meetings by Means of Conference Telephone.  Members of the Board may participate in a meeting of the Board by means of conference telephone or other communications equipment that enables all persons participating in the meeting to hear each other and such participation shall constitute presence in person at such meeting.

Section 2.10Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board, or of any Committee thereof, may be taken without a meeting if all members of the Board or such Committee, as the case may be, consent thereto in writing (including electronic transmissions), and such writing or electronic transmission is filed with the minutes of the proceedings of the Board or such Committee.

Section 2.11Regulations; Manner of Acting.  To the extent consistent with the DGCL, the Certificate of Incorporation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the property, affairs and business of the Corporation as the Board may deem appropriate.  The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 2.12Resignations.  Any director may resign at any time by written or electronically transmitted notice delivered to the Non-Executive Chairman and the Secretary.  Unless otherwise specified therein, such resignation shall take effect upon its delivery.

Section 2.13Removal of Directors.  Any director may be removed at any time, only for cause, upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote for the election of such director cast at a meeting of stockholders.

Section 2.14Compensation.  Each director shall be reimbursed for reasonable expenses incurred in attending any meeting of the Board or of any Committee of which such director shall be a member.  The Board may, by resolution, allow reasonable fees to some or all of the directors for attendance at any Board or Committee meeting.  No such payment shall preclude any directors from serving the Corporation in any other capacity and receiving compensation therefore.

Section 2.15Reliance on Accounts and Reports.  A director, or a member of any Committee designated by the Board, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or Committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 2.16Ratification.  Any transaction questioned in any stockholders’ derivative proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting may be ratified before or after judgment, by the Board (excluding any director who is a party to such proceeding) or by the stockholders if less than a quorum of directors is qualified; and, if so ratified, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 2.17Chairman of the Board.  A majority of the whole Board may elect one of the directors to be its chair (the “Chairman of the Board”).  If a Chairman of the Board is elected, he or she shall exercise and perform such powers and duties as may be from time to time assigned to him or her by the Board.  The Non-Executive Chairman may serve as the Chairman of the Board.  The Chairman of the Board may be removed from such position either for or without cause at any time by a majority of the whole Board.  The Chairman of the Board may resign at any time from such position by delivering a notice of resignation to the Board.

ARTICLE III
BOARD COMMITTEES

Section 3.01How Constituted.  The Board may, by resolution adopted by a majority of the whole Board, designate one (1) or more Committees (individually “Committee”) to serve at the pleasure of the Board, each Committee to consist of such number of directors as from time to time may be fixed by a majority of the whole Board.  Thereafter, members of each Committee may be designated by the Board at the annual meeting of the Board.  Any Committee may be abolished or re‑designated from time to time by a majority of the whole Board.  Each member of any Committee (whether designated at an annual meeting of the Board or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a director, or until his or her earlier death, resignation or removal.

Section 3.02Powers.  Subject to the DGCL, each Committee, except as otherwise provided in this Article III, shall have and may exercise such powers of the Board as may be provided by resolution or resolutions of the Board.

Section 3.03Proceedings.  Each Committee may fix its own rules of procedure and may meet at such place, at such time and upon such notice, if any, as it shall determine from time to time.  Each Committee shall keep minutes of its proceedings and shall report such proceedings to the Board at the meeting of the Board next following any such proceedings or as requested by the Board.

Section 3.04Quorum and Manner of Acting.  Except as may be otherwise provided in the resolution creating the Committee, at all meetings of any Committee, the presence of members constituting a majority of the total authorized membership of the Committee shall constitute a quorum for the transaction of business.  The act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.  Any action required or permitted to be taken at any meeting of any Committee may be taken without a meeting, if all members of the Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee.  The members of any Committee shall act only as a Committee, and the individual members of the Committee shall have no power as such.

Section 3.05Action by Telephonic Communications.  Members of any Committee may participate in a meeting of such Committee by means of conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 3.06Resignations.  Any member of a Committee may resign at any time by delivering notice of resignation to the Non-Executive Chairman.  Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 3.07Removal.  Any member of a Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board.

Section 3.08Vacancies.  If any vacancy shall occur in a Committee by reason of disqualification, death, resignation, removal or otherwise, the remaining Committee members shall continue to act, and any such vacancy may be filled by a majority of the whole Board.

ARTICLE IV
OFFICERS

Section 4.01Number and Qualification.  The officers of the Corporation shall be chosen by the Board and shall be a Chief Executive Officer, a President, one or more Vice Presidents (at the discretion of the Board), a Secretary, a Chief Financial Officer and such other officers as the Board shall designate.  Any number of offices may be held by the same person.  The Chief Executive Officer shall be a director of the Corporation.

Section 4.02Election.  Unless otherwise determined by a majority of the whole Board, the officers of the Corporation shall be elected by a majority of the whole Board at the annual meeting of the Board, and shall be elected to hold office until the next succeeding annual meeting of the Board.  In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board by a majority of the whole Board.  Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Section 4.03Officer Compensation.  The compensation of all officers of the Corporation shall be fixed by the Board.

Section 4.04Removal and Resignation; Vacancies.  All officers serve at the pleasure of the Board.  Any officer may be removed either for or without cause at any time by a majority of the whole Board.  Any officer may resign at any time by delivering a notice of resignation to the Non-Executive Chairman or the Chief Executive Officer.  Unless otherwise specified therein, such resignation shall take effect upon delivery.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board.

Section 4.05Authority and Duties of Officers.  The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these Bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by the DGCL.

Section 4.06Chief Executive Officer.  The Chief Executive Officer shall have general control and supervision of the policies, operations and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.  He or she shall manage and administer the Corporation’s business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation.  He or she shall have general supervision and direction of all of the other officers and agents.  He or she shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation.  He or she shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer or the Board.  The Chief Executive Officer shall perform such other duties and have such other powers as the Board may from time to time prescribe.  In the absence of, or during the disability of, the Chief Executive Officer, the Board shall designate an officer who shall have and exercise the powers, authority and responsibilities of the Chief Executive Officer.

Section 4.07President.  The President (if not the Chief Executive Officer) shall exercise and perform such powers and duties as may be from time to time assigned to him or her by the Board or the Chief Executive Officer.

Section 4.08Vice Presidents.  Each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Chief Executive Officer.  In the absence of the President, the duties of the President shall be performed and his or her powers may be exercised by such Vice President as shall be designated by the Chief Executive Officer, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President with the highest ranking; subject in any case to review and superseding action by the Chief Executive Officer.

Section 4.09Secretary.  The Secretary shall keep the minutes of all meetings of stockholders and of the Board.  He or she shall exercise the powers and shall perform the duties incident to the office of Secretary, and those that may otherwise from time to time be assigned to him or her, subject to the direction of the Board.

Section 4.10Chief Financial Officer.  The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any director. The Chief Financial Officer shall deposit or cause to be deposited all monies and other valuables in the name to the credit of the Corporation and shall have such other powers and perform such other duties as may be prescribed by the Chief Executive Officer, the Board or these Bylaws.

Section 4.11Additional Officers.  The Board may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Chief Executive Officer or the Board.  The Board from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.  Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause.

Section 4.12Authority and Duties of Officers.  In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board.

ARTICLE V
COMMON STOCK

Section 5.01Certificates of Stock; Uncertificated Shares.  The shares of Common Stock shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of the Common Stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation.  Notwithstanding the adoption of such a resolution by the Board, every holder of Common Stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in the name of the Corporation, by any two authorized officers of the Company, including the Chief Executive Officer, the President, a Vice President, the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form.  Such certificate shall be in such form as the Board may determine, to the extent consistent with the DGCL, the Certificate of Incorporation and these Bylaws.

Section 5.02Signatures; Facsimile.  Any and all of such signatures on the certificate may be a facsimile, engraved or printed, to the extent permitted by the DGCL.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03Lost, Stolen or Destroyed Certificates.  The Board may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of an affidavit of the owner or owners of such certificate, setting forth such allegation.  The Board may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04Transfer of Stock Certificates.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.  Subject to the provisions of the Certificate of Incorporation and these Bylaws, the Board may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer, conversion and registration of shares of Common Stock.

Section 5.05Registered Stockholders.  Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares of Common Stock represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares of Common Stock on the part of any other person, whether or not the Corporation shall have notice of such claim or interests.  Whenever any transfer of shares of Common Stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares of Common Stock are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.06Transfer Agent and Registrar.  The Board may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares of Common Stock to bear the signature of any such transfer agents or registrars.

ARTICLE VI
OFFICES

Section 6.01Offices.  The registered office of the Corporation shall be in the State of Delaware.  The Corporation may also maintain offices at such other places both within and without the State of Delaware as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE VII
GENERAL PROVISIONS

Section 7.01Dividends.  Subject to any applicable provisions of the DGCL and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board at any regular or special meeting of the Board and any such dividend may be paid in cash, property, or shares of Common Stock.  Before payment, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, believes proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board shall believe conducive to the interest of the Corporation, and the Board may similarly modify or abolish any such reserve.

In order to determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting and shall comply with the rules of the New York Stock Exchange or other exchange on which shares of the Corporation’s capital stock are listed.

A member of the Board shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the

Corporation by any of its officers or employees, or Committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 7.02Execution of Instruments.  The Chief Executive Officer, a President (if not the Chief Executive Officer), or any Vice President may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation.  The Board or the Chief Executive Officer may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation.  Any such authorization may be general or limited to specific contracts or instruments.

Section 7.03Corporate Indebtedness.  No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board or the Chief Executive Officer.  Such authorization may be general or confined to specific instances.  Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual.  All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board or the Chief Executive Officer shall authorize.  When so authorized by the Board or the Chief Executive Officer, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

Section 7.04Deposits.  Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositories as may be determined by the Board or the Chief Executive Officer, or by such officers or agents as may be authorized by the Board to make such determination.

Section 7.05Checks.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board or the Chief Executive Officer may from time to time determine.

Section 7.06Sale, Transfer, Etc. of Securities.  To the extent authorized by the Board in accordance with these Bylaws, the Chief Executive Officer, any Vice President, the Secretary or the Chief Financial Officer or any officer designated by the Board, may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 7.07Voting as Stockholder.  Unless otherwise determined by resolution of the Board, the Chief Executive Officer, the President (if not the Chief Executive Officer) or any Vice

President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock.  Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting.  The Board may by resolution from time to time confer such power and authority upon any other person or persons.

Section 7.08Fiscal Year.  The fiscal year of the Corporation shall consist of twelve (12) calendar months terminating on September 30 of each calendar year.

Section 7.09Seal.  The seal of the Corporation shall be in such form as shall be approved by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board.

Section 7.10Books and Records.  Except to the extent otherwise required by the DGCL, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board.

Section 7.11Time Periods.  In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

Section 7.12Facsimile Signatures.  In addition to the provisions for the use of facsimile signatures, conformed signatures or electronically transmitted signatures elsewhere specifically authorized in these Bylaws, facsimile signatures, conformed signatures or electronically transmitted signatures of any officer or officers of the Corporation may be used.

ARTICLE VIII
NOTICES

Section 8.01Notices.  Except as otherwise provided herein, whenever notice is required to be given to any stockholder, director, member of a Committee, officer, or agent, such requirement shall not be construed to mean personal notice.  Such notice may in every instance be effectively given by depositing a writing in a post office or letter box, first class postage prepaid, addressed to such stockholder, director, member of a Committee, officer, or agent at his or her address as the same appears on the books of the Corporation.  The time when such notice is deposited shall be the time of the giving of the notice.  Written notice may also be given personally, by courier service (with proof of delivery) or by electronic transmission.  Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 8.02Waivers.  A written waiver of any notice, signed by a stockholder, director, member of a Committee, officer, or agent, or a waiver by electronic transmission by the person or persons entitled to said notice whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, member of a Committee, officer, or agent.  Neither the business nor the purpose of any meeting need be specified in any waiver of notice.

Section 8.03Definition of Electronic Transmission.  An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX
INDEMNIFICATION

Section 9.01Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation.  Subject to Section 9.03, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer or employee of the Corporation, or is or was a director, officer or employee of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 9.02Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.  Subject to Section 9.03, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Corporation, or is or was a director, officer or employee of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust employee benefit plan or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 9.03Authorization of Indemnification.  Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer or employee is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.01 or Section 9.02, as the case may be. Such determination shall be made, with respect to a person who is a director, officer or employee at the time of such determination: (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to former directors, officers and employees, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director, officer and employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 9.04Good Faith Defined.  For purposes of any determination under Section 9.03, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 9.04 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 9.04 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.01 or 9.02, as the case may be.

Section 9.05Indemnification by a Court.  Notwithstanding any contrary determination in the specific case under Section 9.03, and notwithstanding the absence of any determination thereunder, any present or former director, officer or employee may apply to the Court of Chancery of the State of Delaware for indemnification to the extent otherwise permissible under Sections 9.01 and 9.02. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer or employee is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.01 or 9.02, as the case may be. Neither a contrary determination in the specific case under Section 9.03, nor the absence of any determination thereunder, shall be a defense to such application or create a presumption that such director, officer or employee seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.05 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer or employee seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 9.06Expenses Payable in Advance.  Expenses incurred by a director, officer or employee in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX.

Section 9.07Nonexclusivity of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 9.01 and 9.02 shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.01 or 9.02 of this Article IX, but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

Section 9.08Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was a director, officer or employee of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX or of the DGCL.

Section 9.09Certain Definitions.  For purposes of this Article XI, references to “director”, “officer” or “employee” shall include both present and former directors, officers and employees. For purposes of this Article IX, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers or employees, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article IX.

Section 9.10Survival of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 9.11Limitation on Indemnification.  Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.05), the Corporation shall not be obligated to indemnify any director, officer or employee in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board.

Section 9.12Indemnification of Agents.  The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to agents of the Corporation similar to those conferred in this Article IX to directors, officers and employees of the Corporation.

Section 9.13Effect of Amendment or Repeal.  Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Certificate of Incorporation or the Bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any present or former director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including, without limitation, by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

Section 9.14Severability.  If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article IX (including, without limitation, all portions of this Article IX containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article IX (including, without limitation, all portions of any Section of this Article IX containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 9.15Vesting of Rights Under Article IX.  All rights and protection pursuant to this Article IX of any director, officer or employee shall immediately vest and be effective upon the election of such director or officer and the employment of such employee.

ARTICLE X
AMENDMENT OF BYLAWS

Section 10.01Amendment.  These Bylaws may be amended, altered or repealed in whole or in part, or new Bylaws may be adopted: (i) by resolution adopted by a majority of the whole Board at any special or regular meeting of the Board, if, in the case of such special meeting only, notice of such amendment, alteration, repeal or adoption of new Bylaws is contained in the notice or waiver of notice of such meeting; or (ii) by the holders of sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Common Stock entitled to vote at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration, repeal or adoption of new Bylaws is contained in the notice or waiver of notice of such meeting, and, provided further, that any proposal by a stockholder to amend these Bylaws will be subject to the provisions of Section 13 of these Bylaws except as otherwise required by law.

ARTICLE XI
FORUM SELECTION

Section 11.01 Delaware Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, the Certificate of Incorporation of the Corporation or these Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation of the Corporation or these Bylaws; or (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine.

Section 11.02Federal Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.  Nothing in this Article XI affects suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII
CONSTRUCTION

Section 12.01 Construction.  In the event of any conflict between the provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, a natural person or any other legal entity.

PHX MINERALS INC.

(a Delaware corporation)

CERTIFICATE OF ADOPTION

OF

BYLAWS

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of PHX Minerals Inc., a Delaware corporation, and that the foregoing Bylaws comprising [_________] pages were duly adopted as the Corporation’s Bylaws effective on ___________, 2022, by the Corporation’s Board of Directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of ___________, 2022.

/s/ Ralph D’Amico
Ralph D’Amico, Secretary

PHX Minerals Inc. 2022 Annual Shareholders Meeting

March 2, 2022

9:00 A.M. Central Standard Time

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: PHX Minerals Inc. INTERNET Go To: www.proxypush.com/PHX • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-284-6868 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/PHXAnnual Meeting of Shareholders For Shareholders as of record on January 04, 2022 TIME: Wednesday, March 02, 2022 09:00 AM, Central Standard Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PHX for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Vickie P. Williams and Deanna P. Tillman (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them, to vote all the shares of capital stock of PHX Minerals Inc. (the "Company") that the undersigned is entitled to vote at the above referenced annual meeting of shareholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 5:00 P.M., Eastern Time, February 25, 2022, or if no choice is specified, will be voted by an independent fiduciary. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PHX Minerals Inc. Annual Meeting of Shareholders Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of two directors to serve on the Company's board for three-year terms ending at the Company's annual meeting in 2025. FOR AGAINST ABSTAIN 1.01 Mark T. Behrman #P2# #P2# #P2# FOR 1.02 John H. Pinkerton #P3# #P3# #P3# FOR FOR AGAINST ABSTAIN #P4# #P4# #P4# FOR #P5# #P5# #P5# FOR 2. Advisory vote to approve the compensation of the Company's named executive officers. 3. Ratification of the selection and appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2022. 4. Approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary. #P6# #P6# #P6# FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/PHX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date